As filed with the Securities and Exchange Commission on July 2, 1998
                                                Registration No. 33-488/811-4416
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                         POST-EFFECTIVE AMENDMENT NO. 42                 [X]
                                       and


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                Amendment No. 41                         [X]


                  Armada Funds (formerly known as "NCC Funds")
               (Exact Name of Registrant as Specified in Charter)

                            Oaks, Pennsylvania, 19456
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-622-FUND

                          W. Bruce McConnel, III, Esq.
                           DRINKER BIDDLE & REATH LLP
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Thomas F. Harvey, Esq.
                               National City Bank
                              National City Center
                                  P.O. Box 5756
                           Cleveland, Ohio 44101-0756

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(i)

         [ ] on (date) pursuant to paragraph (a)(i)

         [ ] on (date) pursuant to paragraph (b)


         [X] 75 days after filing pursuant to paragraph (a)(ii)


         [ ] on (date) pursuant to paragraph (a)(iii) of rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ==================


The Title of Securities Being Registered . . . . Class BB Shares of beneficial interest

        The purpose of this post-effective amendment is to register Institutional and Retail Shares of the Ohio Municipal Money Market Fund.

                              CROSS REFERENCE SHEET
                              ---------------------

                        Ohio Municipal Money Market Fund



Form N-1A Part A Item                                         Prospectus Caption
---------------------                                         ------------------

1.      Cover Page.......................................     Cover Page

2.      Synopsis.........................................     Expense Table

3.      Condensed Financial
        Information......................................     Yield and Performance Information

4.      General Description of
        Registrant.......................................     Investment Objective and Policies; Investment
                                                              Limitations; Description of the Trust and Its Shares

5.      Management of the Trust..........................     Management of the Trust; Custodian and Transfer Agent

6.      Capital Stock and Other
        Securities.......................................     How to Purchase and Redeem Shares; Dividends and
                                                              Distributions; Taxes; Description of the Trust and
                                                              Its Shares; Miscellaneous

7.      Purchase of Securities
        Being Offered....................................     Pricing of Shares; How to Purchase and Redeem
                                                              Shares; Distribution and Servicing Arrangements

8.      Redemption Repurchase............................     How to Purchase and Redeem Shares

9.      Pending Legal Proceedings........................     Inapplicable


                              CROSS REFERENCE SHEET
                              ---------------------

                            Balanced Allocation Fund


         ...................................................................     Statement of Additional
Form N-1A Part B Item                                                            Information Caption
---------------------                                                            -------------------

1.       Cover Page.........................................................     Cover Page

2.       Table of Contents..................................................     Table of Contents

3.       General Information and History....................................     Statement of Additional Information

4.       Investment Objectives and Policies.................................     Investment Objective and Policies

5.       Management of Registrant...........................................     Trustees and Officers

6.       Control Persons and Principal
         Holders of Securities..............................................     Description of Shares

7.       Investment Advisory and Other
         Services...........................................................     Advisory, Administration,
                                                                                 Distribution, Custodian Services and
                                                                                 Transfer Agency Agreements

8.       Brokerage Allocation and Other
         Practices..........................................................     Investment Objectives and
                                                                                 Policies

9.       Capital Stock and Other Securities.................................     Additional Purchase and
                                                                                 Redemption Information

10.      Purchase, Redemption and Pricing
         of Securities Being Offered........................................     Additional Purchase and Redemption
                                                                                 Information

11.      Tax Status.........................................................     Additional Information Concerning
                                                                                 Taxes

12.      Underwriters.......................................................     Not Applicable

13.      Calculation of Performance Data....................................     Yield and Performance
                                                                                 Information

14.      Financial Statements...............................................     Financial Statements

                                  ARMADA FUNDS



                                   PROSPECTUS


                               September __, 1998


                                Money Market Fund
                          Government Money Market Fund
                           Treasury Money Market Fund
                          Tax Exempt Money Market Fund
                    Pennsylvania Tax Exempt Money Market Fund
                        Ohio Municipal Money Market Fund

--------------------------------------------------------------------------------
- SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES OR ANY BANK.

- SHARES OF ARMADA FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY GOVERNMENTAL AGENCY OR STATE.

- AN INVESTMENT IN ARMADA FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     National City Bank receives an investment advisory fee as investment adviser to Armada Funds. Past performance is not indicative of future performance, and the investment return will fluctuate, so that you may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its Distributor. This Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                               TABLE OF CONTENTS
                                                                       PAGE

INTRODUCTION...........................................................  6

EXPENSE TABLE..........................................................  7

INVESTMENT OBJECTIVES AND POLICIES..................................... 19

INVESTMENT LIMITATIONS................................................. 33

YIELD AND PERFORMANCE INFORMATION...................................... 35

PRICING OF SHARES...................................................... 36

HOW TO PURCHASE AND REDEEM SHARES...................................... 37

DISTRIBUTION AND SERVICING ARRANGEMENTS................................ 50

DIVIDENDS AND DISTRIBUTIONS............................................ 51

TAXES.................................................................. 52

MANAGEMENT OF THE TRUST................................................ 56

DESCRIPTION OF THE TRUST AND ITS SHARES................................ 58

CUSTODIAN AND TRANSFER AGENT........................................... 62

EXPENSES............................................................... 62

MISCELLANEOUS.......................................................... 62

APPENDIX A............................................................. A-1

                                  ARMADA FUNDS
--------------------------------------------------------------------------------


Oaks, Pennsylvania 19456               If you purchased your shares
                                       through NatCity Investments, Inc.,
                                       please call your Financial
                                       Consultant for information.

                                       For current performance, fund
                                       information, account redemption
                                       information, and to purchase
                                       shares, please call 1-800-622-
                                       FUND(3863).



                  This Prospectus describes shares in the following five investment funds (the "Funds") of Armada Funds (the "Trust"), each having its own investment objective and policies:

                  MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in "money market" instruments such as bank certificates of deposit, bankers' acceptances, and commercial paper (including variable and floating rate notes) in addition to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

                  GOVERNMENT MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

                  TREASURY MONEY MARKET FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in U.S. Treasury bills and notes and other direct obligations of the U.S. Treasury.

                  TAX EXEMPT MONEY MARKET FUND'S investment objective is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

                  PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND'S investment objective is to provide current income exempt from regular federal income and Pennsylvania personal income taxes, consistent with stability of principal. The Fund invests primarily in high quality debt obligations issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities.

                  OHIO MUNICIPAL MONEY MARKET FUND'S investment objective is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal.


                  All securities or instruments in which the Funds invest have remaining maturities of 397 calendar days or less, except variable and floating rate instruments and securities underlying certain repurchase agreements which may bear longer maturities.


                  National City Bank ("National City" or the "Adviser") serves as investment adviser to the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds.


                  SEI Investments Distribution Co. (the "Distributor") serves as the Trust's sponsor and distributor. Each Fund pays a fee to the Distributor for distributing its shares. See "Distribution
Agreement."

                  This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

                  SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                  THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               September __, 1998

                                  INTRODUCTION


                  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund consists of a separate pool of assets with separate investment objectives and policies as described below under "Investment Objectives and Policies." Each Fund is classified as a diversified investment company under the 1940 Act.

                  Shares of each Fund have been classified into two separate classes -- Retail shares and Institutional shares, with the exception of the Money Market and Tax Exempt Money Market Funds, which have been classified into three separate classes - - Retail shares, B shares and Institutional shares. ALTHOUGH B SHARES ARE NOT CURRENTLY BEING OFFERED FOR THE TAX EXEMPT MONEY MARKET FUND, THEY MAY BE OFFERED IN THE FUTURE. Retail shares, B shares and Institutional shares represent equal pro rata interests in the investments held in a Fund and are identical in all respects, except that shares of each class bear separate distribution and/or shareholder administrative servicing fees and enjoy certain exclusive voting rights on matters relating to these fees. See "Distribution and Servicing Arrangements," "Dividends and Distributions" and "Description of the Trust and Its Shares." Except as provided below, Retail shares are sold through selected broker-dealers and other financial intermediaries to individual or institutional customers. Retail shares are sold subject to a front-end sales charge. B shares are sold with a contingent deferred sales charge (back-end charge) imposed on a sliding schedule when such shares are redeemed. B shares of the Money Market and Tax Exempt Money Market Funds are available only to holders of another Fund's B shares who wish to exchange them for B shares of the Money Market and/or Tax Exempt Money Market Fund.

                                  EXPENSE TABLE




                                                                                                                          Treasury
                                                         Money      Money        Money       Government     Government     Money
                                                         Market    Market       Market      Money Market   Money Market    Market
                                                         Retail       B      Institutional     Retail      Institutional   Retail
                                                        Shares(1) Shares(1,2)   Shares         Shares(1)      Shares       Shares(1)
                                                        --------  ----------- ------------  ------------   -------------   ---------

SHAREHOLDER TRANSACTION EXPENSES

  Sales Charge Imposed on Purchases..................     None      None         None           None           None         None

  Sales Charge Imposed on Reinvested Dividends.......     None      None         None           None           None         None

  Deferred Sales Charge(3)...........................     None      5.00%        None           None           None         None

  Exchange Fee.......................................     None      None         None           None           None         None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average daily net assets)

  Management Fees (after fee waivers)(4).............     .25%      .25%         .25%           .25%           .25%         .25%

  12b-1 Fees(4,5)....................................     .06%      .75%         .06%           .06%           .06%         .06%

  Other Expenses.....................................     .22%      .22%         .07%           .24%           .09%         .24%
                                                          ----      ---          ----           ----           ----         ----
  TOTAL FUND OPERATING EXPENSES (after fee
   waivers)(4).......................................     .53%      1.22%        .38%           .55%           .40%         .55%
                                                          ====      ====         ====           ====           ====         ====




                                                                           Pennsylvania   Pennsylvania  Ohio          Ohio
                    Treasury      Tax Exempt   Tax Exempt     Tax Exempt    Tax Exempt     Tax Exempt   Municipal     Municipal
                  Money Market   Money Market Money Market  Money Market   Money Market   Money Market  Money Market  Money Market
                  Institutional     Retail          B       Institutional    Retail      Institutional  Retail        Institutional
                      Shares       Shares(1)   Shares(1,2)     Shares       Shares(1)       Shares      Shares(1,6)   Shares(6)
                  -------------  ------------ ------------- ------------- ------------  --------------  ------------  -------------


SHAREHOLDER
TRANSACTION
EXPENSES

  Sales Charge          None         None         None          None          None          None          None           None
Imposed on
Purchases..........

  Sales Charge          None         None         None          None          None          None          None           None
Imposed on
Reinvested
    Dividends......

  Deferred Sales        None         None        5.00%          None          None          None          None           None
Charge(3)..........

  Exchange Fee.....     None         None         None          None          None          None          None           None

ANNUAL FUND
OPERATING EXPENSES
  (as a percentage
of average daily
net
  assets)

  Management Fees       .25%         .15%         .15%          .15%          .15%          .15%          .15%           .15%
(after fee
waivers)(4)........

  12b-1 Fees(4,5)..     .06%         .06%         .75%          .06%          .06%          .06%           .04%          .04%

  Other Expenses...     .09%         .24%         .24%          .09%          .28%          .13%           .37%          .22%
                        ----         ----         ----          ----          ----          ----          -----          ----

  TOTAL FUND            .40%         .45%        1.14%          .30%          .49%          .34%           .56%(6)       .41%(6)
                        ====         ====        =====          ====          ====          ====          ====           ====
OPERATING EXPENSES
(after
   fee waivers)(4).



---------------------------

ALTHOUGH B SHARES ARE NOT CURRENTLY BEING OFFERED FOR THE TAX EXEMPT MONEY MARKET FUND, THEY MAY BE OFFERED IN THE FUTURE.

1 The Trust has implemented plans imposing shareholder servicing fees with respect to Retail shares in each of the Funds and B shares of the Money Market and Tax Exempt Money Market Funds. Pursuant to such plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares or B shares in consideration for the payment of up to .15% (on an annualized basis) of the net asset value of such Retail shares or B shares, respectively, of the Money Market or Tax Exempt Money Market Funds. For further information concerning these plans, see "Distribution and Servicing Arrangements."


2 As of the date of this Prospectus, the Tax Exempt Money Market Fund's B share classes has not commenced operations, and therefore, "Other Expenses" for such classes are estimates only.

3 This amount applies to redemptions during the first year. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the second through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information, see "How to Purchase and Redeem Shares Sales Charges Applicable to Purchase of B Shares."

4 The expense information in the table relating to each Fund has been restated to reflect current fees. For the current fiscal year, the Adviser will voluntarily waive fees in the amount of .10% of the average daily net assets of the Money Market and Government Money Market Funds, .05% of the average daily net assets of the Treasury Money Market Fund, .20% of the average daily net assets of the Tax Exempt Money Market Fund, .25% of the average daily net assets of the Pennsylvania Tax Exempt Money Market Fund and .20% of the average daily net assets of the Ohio Municipal Money Market Fund (the Adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .35% of the average daily net assets of each of the Money Market, Government Money Market, Tax Exempt Money Market and Ohio Municipal Money Market Funds, .30% of the average daily net assets of the Treasury Money Market Fund and .40% of the average daily net assets of the Pennsylvania Tax Exempt Money Market Fund pursuant to its Advisory Agreement with the Trust). Without such fee waivers, Total Fund Operating Expenses would be .63%, 1.32% and .48% for the Retail, B and Institutional shares of the Money Market Fund, respectively, .65% and .50% for the Retail and Institutional shares of the Government Money Market Fund, respectively, .60% and .45% for the Retail and Institutional Shares of the Treasury Money Market Fund, respectively, .65%, 1.34% and .50% for the Retail, B and Institutional shares of the Tax Exempt Money Market Fund, respectively, .74% and .59% for the Retail and Institutional shares of the Pennsylvania Tax Exempt Money Market Fund, respectively, and .76% and .61% for the Retail and Institutional shares of the Ohio Municipal Money Market Fund, respectively. Additionally, if the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be .67%, 1.32% and .52%, .69% and .54%, .64% and .49%, .69%, 1.34% and
         .54%, .78% and .63% and .82% and .67% for the Retail, B and Institutional shares of the Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Tax Exempt Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Ohio Municipal Money Market Fund, respectively.


5 The Funds have in effect a 12b-1 Plan for the Retail and Institutional classes of shares pursuant to which each Fund's Retail and Institutional shares may bear fees in an amount of up to .10% per annum of such classes' average net assets. A separate 12b-1 Plan exists with respect to the Money Market and Tax Exempt Money Market Funds' B class of shares, pursuant to which each class of B shares may bear fees in an amount of up to .75% of average daily net assets. As a result of the payment of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate payments under the Trust's 12b-1 Plans to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.


6 As of the date of this Prospectus, the Ohio Municipal Money Market Fund had not commenced investment operations, and therefore, the other expenses for this Fund are estimates only.

EXAMPLE

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); and (2) the redemption of your investment at the end of the following time periods (None of the Funds charges a redemption fee):


                                                     1 YEAR            3 YEARS          5 YEARS           10 YEARS
                                                     ------            -------          -------           --------


Money Market Retail Shares...................        $  5               $ 17              $ 30            $  66
Money Market B Shares(1).....................        $ 62               $ 79              $ 87            $ 129(2)
Money Market Institutional Shares............        $  4               $ 12              $ 21            $  48
Government Money Market Retail Shares........        $  6               $ 18              $ 31            $  69
Government Money Market Institutional Shares.        $  4               $ 13              $ 22            $  51
Treasury Money Market Retail Shares..........        $  6               $ 18              $ 31            $  69
Treasury Money Market Institutional Shares...        $  4               $ 13              $ 22            $  51
Tax Exempt Money Market Retail Shares........        $  5               $ 14              $ 25            $  57
Tax Exempt Money Market B Shares(1)..........        $ 62               $ 76              $ 83            $ 119(2)
Tax Exempt Money Market Institutional Shares.        $  3               $ 10              $ 17            $  38
Pennsylvania Tax Exempt Money Market
  Retail Shares..............................        $  5               $ 16              $ 27            $  62
Pennsylvania Tax Exempt Money Market
  Institutional Shares.......................        $  3               $ 11              $ 19            $  43
Ohio Municipal Money Market Retail Shares....        $  6               $ 18              $ 31            $  70
Ohio Municipal Money Market Institutional Shares     $  4               $ 13                23               52
--------------------------


1    Assumes deduction of maximum applicable contingent deferred sales charge.

2    Based on conversion of B shares to Retail shares after eight years.


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


                  The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution and Servicing Arrangements" in this Prospectus and the financial statements and related notes incorporated by reference into the Statement of Additional Information for the Money Market, Government Money Market, Treasury Money Market, Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds. THE INFORMATION INCLUDED IN THE TABLES AND HYPOTHETICAL EXAMPLE ABOVE IS BASED ON THE OHIO MUNICIPAL MONEY MARKET FUND'S ESTIMATED FEES AND EXPENSES FOR THE CURRENT FISCAL YEAR AND SHOULD NOT BE

CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES. Any fees that are charged by affiliates of the Adviser or other institutions directly to their customer accounts for services related to an investment in shares of any of the Funds are in addition to and are not reflected in the fees and expenses described above.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout each period)

                                MONEY MARKET FUND

         The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.


                                                                                    FOR THE YEAR ENDED MAY 31,

                                 -------------------------------------------------------------------------------------------
                                          1997                           1996                           1995
                                 ---------------------        ------------------------         ----------------------
                                 INSTITUTIONAL  RETAIL        INSTITUTIONAL     RETAIL         INSTITUTIONAL   RETAIL
                                 -------------------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period.....         $1.00        $1.00           $1.00            $1.00            $1.00        $1.00
                                   -----        -----           -----            -----            -----        -----
INCOME FROM
 INVESTMENT OPERATIONS
  Net Investment Income...          0.05         0.05            0.05             0.05             0.05         0.05

LESS DISTRIBUTIONS
  Dividends from Net
   Investment Income......         (0.05)       (0.05)          (0.05)           (0.05)           (0.05)       (0.05)
                                   ------       ------          ------           ------           ------       ------


  Net Asset Value,
   End of Period..........         $1.00        $1.00           $1.00            $1.00            $1.00        $1.00
                                   =====        =====           =====            =====            =====        =====


TOTAL RETURN..............          5.19%        5.09%           5.45%            5.35%            5.11%        5.01%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s). . . .    $1,943,021     $346,172      $1,344,414         $343,087       $1,083,243     $175,192
  Ratio of Expenses to
   Average Net Assets.....          0.37%(4)     0.47%(5)        0.37%(4)         0.47%(5)         0.37%(4)     0.47%(5)
  Ratio of Net Investment
   Income to Average
   Net Assets.............          5.07%(4)     4.97%(5)        5.30%(4)         5.18%(5)         5.07%(4)     5.12%(5)




                                                                   FOR THE YEAR ENDED MAY 31,
                                   -------------------------------------------------------------------------------------------
                                            1994                     1993                1992                  1991(1)
                                   ---------------------  ---------------------  --------------------  -----------------------
                                   INSTITUTIONAL  RETAIL  INSTITUTIONAL  RETAIL  INSTITUTIONAL RETAIL  INSTITUTIONAL RETAIL(1)

Net Asset Value,
  Beginning of Period.....          $1.00         $1.00        $1.00     $1.00     $1.00       $1.00      $1.00     $1.00
                                    -----         -----        -----     -----     -----       -----      -----     -----
INCOME FROM
 INVESTMENT OPERATIONS
  Net Investment Income...           0.03          0.03         0.03      0.03      0.05        0.04       0.07      0.01

LESS DISTRIBUTIONS
  Dividends from Net
   Investment Income......          (0.03)        (0.03)       (0.03)    (0.03)    (0.05)      (0.04)     (0.07)    (0.01)
                                    ------        ------       ------    ------    ------      ------     ------    ------


  Net Asset Value,
   End of Period..........          $1.00         $1.00        $1.00     $1.00     $1.00       $1.00      $1.00     $1.00
                                    =====         =====        =====     =====     =====       =====      =====     =====


TOTAL RETURN..............           2.91%         2.81%        2.93%     2.82%     4.59%       4.50%      7.34%     5.64%(2)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s). . . .       $743,377       $67,229     $399,191   $57,710     $352,578  $28,497   $322,943   $22,658
  Ratio of Expenses to
   Average Net Assets.....           0.43%(4)      0.53%(5)     0.43%     0.53%     0.43%       0.53%      0.42%     0.52%(2)
  Ratio of Net Investment
   Income to Average
   Net Assets.............           2.94%(4)      2.78%(3)     2.89%     2.79%     4.51%       4.41%      7.52%     6.03%(2)



                                      FOR THE YEAR ENDED MAY 31,
                                  ----------------------------------
                                      1990       1989        1988
                                      ----       ----        ----

Net Asset Value,
  Beginning of Period.....           $1.00       $1.00        $1.00
                                     -----       -----        -----
INCOME FROM
 INVESTMENT OPERATIONS
  Net Investment Income...            0.08        0.08         0.07

LESS DISTRIBUTIONS
  Dividends from Net
   Investment Income......           (0.08)      (0.08)       (0.07)
                                     ------      ------       ------


  Net Asset Value,
   End of Period..........           $1.00       $1.00        $1.00
                                     =====       =====        =====


TOTAL RETURN..............            8.69%       8.66%        6.87%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s). . . .        $365,468    $387,631     $370,064
  Ratio of Expenses to
   Average Net Assets.....            0.42%       0.44%        0.44%(3)
  Ratio of Net Investment
   Income to Average
   Net Assets.............            8.37%       8.35%        6.69%(3)

----------

1    Retail class commenced operations on April 1, 1991.

2    Annualized.


3 The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the year ended May 31, 1988 were .45% and 6.68%, respectively.

4 The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Institutional class for the year ended May 31, 1997 would have been 0.47% and 4.97%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers and custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .48% and 5.19% and .48% and 4.96%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Institutional class for the year ended May 31, 1994 would have been .45% and 2.92%, respectively.

5 The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Retail class for the year ended May 31, 1997 would have been 0.57% and 4.87%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers and custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .58% and 5.07% and .58% and 5.01%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Retail class for the year ended May 31, 1994 would have been .55% and 2.76%, respectively.


                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout each period)

                          GOVERNMENT MONEY MARKET FUND
                         (Formerly, the Government Fund)

     The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.


                                                           FOR THE YEAR ENDED MAY 31,
                                -------------------------------------------------------------------------------
                                           1997                       1996                          1995
                                -----------------------     ------------------------     ----------------------
                                INSTITUTIONAL    RETAIL     INSTITUTIONAL     RETAIL     INSTITUTIONAL   RETAIL
                                -------------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period ...          $1.00         $1.00         $1.00          $1.00         $1.00        $1.00
                                   -----         -----         -----          -----         -----        -----

INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income .           0.05          0.05          0.05           0.05          0.05         0.05

LESS DISTRIBUTIONS
  Dividends from Net
   Investment Income ....          (0.05)        (0.05)        (0.05)         (0.05)        (0.05)       (0.05)
                                   -----         -----         -----          -----         -----        -----


  Net Asset Value,
   End of Period ........          $1.00         $1.00         $1.00          $1.00         $1.00        $1.00
                                   =====         =====         =====          =====         =====        =====


TOTAL RETURN ............           5.15%         5.04%         5.41%          5.31%         4.97%        4.87%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s) .....       $811,662      $159,129      $741,894       $131,194      $618,058      $19,174      $

  Ratio of Expenses to
   Average Net Assets ...           0.36%(3)      0.47%(4)      0.36%(3)       0.46%(4)      0.39%(3)     0.51%(4)
  Ratio of Net Investment
   Income to Average
   Net Assets ...........           5.03%(3)      4.93%(4)      5.27%(3)       5.13%(4)      4.83%(3)     5.01%(4)



                                                          FOR THE YEAR ENDED MAY 31,
                                ----------------------------------------------------------------------------
                                         1994                       1993                       1992
                                ----------------------     -------------------------  ----------------------
                                INSTITUTIONAL   RETAIL     INSTITUTIONAL   RETAIL     INSTITUTIONAL   RETAIL
                                ----------------------------------------------------------------------------

Net Asset Value,
  Beginning of Period ...         $1.00        $1.00         $1.00         $1.00         $1.00       $1.00
                                  -----        -----         -----         -----         -----       -----

INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income .          0.03         0.03          0.03          0.03          0.05        0.04

LESS DISTRIBUTIONS
  Dividends from Net
   Investment Income ....         (0.03)       (0.03)        (0.03)        (0.03)        (0.05)      (0.04)
                                  -----        -----         -----         -----         -----       -----


  Net Asset Value,
   End of Period ........         $1.00        $1.00         $1.00         $1.00         $1.00       $1.00
                                  =====        =====         =====         =====         =====       =====


TOTAL RETURN ............          2.91%        2.80%         2.91%         2.81%         4.65%       4.55%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s) .....      $768,337       $6,945      $272,809       $11,050      $148,389      $2,234

  Ratio of Expenses to
   Average Net Assets ...          0.42%(3)     0.52%(4)      0.45%(3)      0.55%(4)      0.45%(3)    0.55%(4)
  Ratio of Net Investment
   Income to Average
   Net Assets ...........          2.92%(3)     2.75%(4)      2.84%(3)      2.74%(4)       4.49%(3)   4.39%(4)


                                                    FOR THE YEAR ENDED MAY 31,
                                 ---------------------------------------------------------------
                                        1991(1)                1990         1989          1988
                                 ------------------------      ----         ----          ----
                                 INSTITUTIONAL   RETAIL(1)
                                 ------------------------
Net Asset Value,
  Beginning of Period ...          $1.00        $1.00           $1.00        $1.00         $1.00
                                   -----        -----           -----        -----         -----

INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income .           0.07         0.01            0.08         0.08          0.06

LESS DISTRIBUTIONS
  Dividends from Net
   Investment Income ....          (0.07)       (0.01)          (0.08)       (0.08)        (0.06)

  Net Asset Value,
   End of Period ........          $1.00        $1.00           $1.00        $1.00         $1.00
                                   =====        =====           =====        =====         =====

TOTAL RETURN ............           7.17%        5.63%(2)        8.53%        8.38%         6.59%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s) .....       $136,376       $3,671        $110,675      $74,684       $62,963

  Ratio of Expenses to
   Average Net Assets ...           0.45%(3)     0.55%(2,4)      0.45%(3)     0.45%(3)      0.41%(3)
  Ratio of Net Investment
   Income to Average
   Net Assets ...........           6.81%(3)     5.47%(2,4)      8.16%(3)     8.20%(3)      6.42%(3)

--------------

1    Retail class commenced operations on April 1, 1991.

2    Annualized.


3 The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Institutional class for the year ended May 31, 1997 would have been .46% and 4.93%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers and custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .47% and 5.16% and .50% and 4.72%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Institutional class for the years ended May 31, 1994, 1993, 1992, 1991, 1990, 1989, and 1988 would have been .44% and 2.90%, .46% and 2.82%, .46% and 4.48%, .47% and 6.79%, .46%
     and 8.15%, .48% and 8.17% and .55% and 6.28%, respectively.

4 The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Retail class for the year ended May 31, 1997 would have been .57% and 4.83%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers and custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .57% and 5.02% and .63% and 4.90%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Retail class for the years ended May 31, 1994, 1993 and 1992 would have been .54% and 2.73%, .56% and 2.72%, .56% and 4.38%, and .56% and 5.46%, respectively.


                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                           TREASURY MONEY MARKET FUND
                          (Formerly, the Treasury Fund)

                  The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.


                                           FOR THE YEAR ENDED          FOR THE YEAR ENDED           FOR THE PERIOD ENDED
                                              MAY 31, 1997                MAY 31, 1996                  MAY 31, 1995
                                              ------------               ------------                   ------------
                                         INSTITUTIONAL  RETAIL      INSTITUTIONAL    RETAIL    INSTITUTIONAL(3)      RETAIL(4)
                                         -------------  ------      -------------    ------    ----------------      ---------

Net Asset Value, Beginning of Period..     $1.00         $1.00         $1.00         $1.00         $1.00             $1.00
                                           -----         -----         -----         -----         -----             -----

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...............      0.05          0.05          0.05          0.05          0.05              0.02

LESS DISTRIBUTIONS
  Dividends from Net Investment
    Income............................    (0.05)        (0.05)        (0.05)        (0.05)        (0.05)            (0.02)
                                          -----         -----         -----         -----         -----             -----


Net Asset Value, End of Period........     $1.00         $1.00         $1.00         $1.00         $1.00             $1.00
                                           =====         =====         =====         =====         =====             =====


TOTAL RETURN..........................      4.89%         4.79%         5.07%         4.97%         4.86%(5)           5.41%(5)

RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period (in
    000's)............................  $276,327        $5,680      $312,255        $4,355      $142,877              $366
  Ratio of Expenses to Average Net
    Assets............................      0.37%(1)      0.47%(2)      0.41%(1)      0.52%(2)      0.43%(1,5)         0.56%(2,5)
  Ratio of Net Investment Income to
    Average Net Assets................      4.79%(1)      4.68%(2)      4.88%(1)      4.77%(2)      4.78%(1,5)         5.35%(2,5)

---------------------------


1 The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Institutional class for the year ended May 31, 1997 would have been .42% and 4.74%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers and custodian for the Institutional class for the year ended May 31, 1996 and for the period ended May 31, 1995 would have been .47% and 4.82%, and .49% and 4.72%, respectively.

2 The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Retail class for the year ended May 31, 1997 would have been .52% and 4.63%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers and custodian for the Retail class for the year ended May 31, 1996 and for the period ended May 31, 1995 would have been .58% and 4.71%, and .63% and 5.28%, respectively.


3    Institutional class commenced operations on June 16, 1994.

4    Retail class commenced operations on December 22, 1994.

5    Annualized.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout each period)

                          TAX EXEMPT MONEY MARKET FUND
                         (Formerly, the Tax Exempt Fund)

         The following information has been derived from financial statements audited by Ernst & Young LLP, independent auditors, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.


                                               YEAR ENDED                      YEAR ENDED                       YEAR ENDED
                                                 MAY 31,                         MAY 31,                          MAY 31,
                                                  1997                            1996                             1995
                                     --------------------------       -------------------------         ------------------------
                                     INSTITUTIONAL       RETAIL       INSTITUTIONAL      RETAIL         INSTITUTIONAL     RETAIL

Net Asset Value,
  Beginning of Period ....               $1.00           $1.00            $1.00           $1.00            $1.00           $1.00
                                         -----           -----            -----           -----            -----           -----

INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income ..                0.03            0.03             0.03            0.03             0.03            0.03

LESS DISTRIBUTIONS
  Dividends from Net
   Investment Income .....               (0.03)          (0.03)           (0.03)          (0.03)           (0.03)          (0.03)
                                         -----           -----            -----           -----            -----           -----


  Net Asset Value,
   End of Period .........               $1.00           $1.00            $1.00           $1.00            $1.00           $1.00
                                         =====           =====            =====           =====            =====           =====


TOTAL RETURN .............                3.23%           3.12%            3.40%           3.29%            3.14%           3.04%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s) ......            $370,679         $71,917         $261,808         $85,928         $172,643         $51,916

  Ratio of Expenses to
   Average Net Assets ....                0.29%(4)        0.39%(5)         0.30%(4)        0.40%(5)         0.35%(4)        0.46%(5)
  Ratio of Net Investment)
   Income to Average
   Net Assets ............                3.18%(4)        3.08%(5)         3.33%(4)        3.23%(5)         3.15%(4)        3.17%(5)


                                            YEAR ENDED                           YEAR ENDED                    YEAR ENDED
                                              MAY 31,                             MAY 31,                        MAY 31,
                                               1994                                1993                           1992
                                     -------------------------         --------------------------      ------------------------
                                     INSTITUTIONAL      RETAIL         INSTITUTIONAL       RETAIL      INSTITUTIONAL     RETAIL
Net Asset Value,
  Beginning of Period ....                $1.00          $1.00            $1.00           $1.00          $1.00           $1.00
                                          -----          -----            -----           -----          -----           -----

INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income ..                 0.02           0.02             0.02            0.02           0.04            0.03

LESS DISTRIBUTIONS
  Dividends from Net
   Investment Income .....                (0.02)         (0.02)           (0.02)          (0.02)         (0.04)          (0.03)
                                          -----          -----            -----           -----          -----           -----


  Net Asset Value,
   End of Period .........                $1.00          $1.00            $1.00           $1.00          $1.00           $1.00
                                          =====          =====            =====           =====          =====           =====


TOTAL RETURN .............                 2.06%          1.96%            2.18%           2.07%          3.57%           3.47%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s) ......             $139,015        $17,819          $58,928         $17,791        $60,079         $10,745

  Ratio of Expenses to
   Average Net Assets ....                 0.33%(4)       0.43%(5)         0.36%(4)        0.46%(5)       0.28%(4)        0.38%(5)
  Ratio of Net Investment)
   Income to Average
   Net Assets ............                 2.05%(4)       1.94%(5)         2.16%(4)        2.06%(5)       3.45%(4)        3.35%(5)

                                                 YEAR ENDED            YEAR ENDED     YEAR ENDED
                                                   MAY 31,               MAY 31,        MAY 31,
                                                    1991                  1990           1989(1)
                                        -------------------------
                                        INSTITUTIONAL   RETAIL(2)

Net Asset Value,
  Beginning of Period ....                 $1.00          $1.00           $1.00          $1.00
                                           -----          -----           -----          -----

INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income ..                  0.05           0.01            0.06           0.05

LESS DISTRIBUTIONS
  Dividends from Net
   Investment Income .....                 (0.05)         (0.01)          (0.06)         (0.05)
                                           -----          -----           -----          -----


  Net Asset Value,
   End of Period .........                 $1.00          $1.00           $1.00          $1.00
                                           =====          =====           =====          =====


TOTAL RETURN .............                  5.29%          4.24%(3)        5.96%          6.03%(3)

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period (in 000s) ......               $63,559         $4,922         $73,265        $87,770

  Ratio of Expenses to
   Average Net Assets ....                  0.20%(4)       0.28%(3,5)      0.21%(4)       0.31%(3,4)
  Ratio of Net Investment)
   Income to Average
   Net Assets ............                  5.14%(4)       4.15%(3,5)      5.82%(4)       5.93%(3,4)


------------
1    The Tax Exempt Money Market Fund commenced operations on July 20, 1988.

2    Retail class commenced operations on April 1, 1991.

3    Annualized.


4 The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Institutional class for the year ended May 31, 1997 would have been .49% and 2.98%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers and Custodian for the Institutional class for the years ended May 31, 1996 and 1995 would have been .51% and 3.12%, and .56% and 2.94%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Institutional class for the years ended May 31, 1994, 1993, 1992, 1991, 1990, and the period ended May 31, 1989 would have been .53% and 1.85%, .56% and 1.96%, .54% and 3.20%,
     .55% and 4.79%, .27% and 5.76%, and .51% and 5.73%, respectively.

5 The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Retail class for the year ended May 31, 1997 would have been .59% and 2.88%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers and Custodian for the Retail class for the years ended May 31, 1996 and 1995 would have been .61% and 3.02% and


     .67% and 2.96%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Advisers for the Retail class for the years ended May 31, 1994, 1993, 1992, and for the period ended May 31, 1991 would have been .63% and 1.74%, .66% and 1.86%, .64% and
     3.10%, and .63% and 3.80%, respectively.

                              FINANCIAL HIGHLIGHTS
              (For a Fund share outstanding throughout the period)

                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                  (Formerly, the Pennsylvania Tax Exempt Fund)


                  The Fund commenced operations on August 8, 1994 as a separate investment portfolio (the "Predecessor Fund") of Inventor Funds, Inc., which was organized as a Maryland corporation. On September 9, 1996, the Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold Retail shares that were similar to the Fund's Retail shares.

                  The financial highlights presented below set forth certain information concerning the investment results of the Predecessor Fund's Retail shares (the series that is similar to the Retail shares of the Pennsylvania Tax Exempt Money Market Fund) for the fiscal period from May 1, 1996 to May 31, 1996, the fiscal year ended April 30, 1996 and the fiscal period ended April 30, 1995. As part of the reorganization, the fiscal year of the Predecessor Fund was changed to coincide with the Trust's May 31 fiscal year. A one-month financial report representing the Predecessor Fund's operations from May 1, 1996 through May 31, 1996 is being presented. The information was derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Predecessor Fund, whose reports thereon are contained in Inventor Funds' Annual Reports to Shareholders for the fiscal year ended April 30, 1996 and the period ended May 31, 1996. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Inventor Funds' Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information relating to the Pennsylvania Tax Exempt Money Market Fund.

                  The information presented below relating to the fiscal year ended May 31, 1997 has been derived from financial statements audited by Ernst & Young, LLP, independent auditors for the Pennsylvania Tax Exempt Money Market Fund, whose report is incorporated by reference in the Statement of Additional Information. It should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Statement of Additional Information.



                                                          YEAR ENDED
                                                        MAY 31, 1997(5)
                                                        ---------------          PERIOD ENDED      YEAR ENDED       PERIOD ENDED
                                                  INSTITUTIONAL    RETAIL(6)   MAY 31, 1996(5) APRIL 30, 1996(5)  APRIL 30, 1995(5)
                                                  -------------    --------    --------------  ----------------   ---------------

Net Asset Value, Beginning of Period........         $1.00          $1.00          $1.00             $1.00            $1.00
                                                     -----          -----          -----             -----            -----

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................          0.03           0.02           0.00              0.03             0.02

LESS DISTRIBUTIONS
  Distributions from Net Investment Income..        (0.03)         (0.02)           0.00            (0.03)           (0.02)
                                                    -----          -----            ----            -----            -----


Net Asset Value, End of Period..............         $1.00          $1.00          $1.00             $1.00            $1.00
                                                     =====          =====          =====             =====            =====


TOTAL RETURN................................         3.26%          3.18%          0.28%4            3.36%            2.32%4

RATIO/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's)......      $60,876        $20,830        $68,472           $70,422          $56,668
  Ratio of Expenses to Average
    Net Assets..............................         0.41%1         0.46%(2,3)       0.55%(1,3)      0.55%(1)         0.55%(1,3)
  Ratio of Net Investment Income to
    Average Net Assets......................         3.20%1         3.27%(2,3)       3.24%(1,3)      3.29%(1)         3.21%(1,3)

---------------

1 The operating expense ratio and net investment income ratio before fee waivers by the Adviser and other affiliates for the Institutional class for the periods ending May 31, 1997, May 31, 1996, April 30, 1996, and
         April 30, 1995 would have been .74% and 2.87%, .97% and 2.82%, .96% and
         2.88%, and 1.04% and 2.72%, respectively.

2 The operating expense ratio and net investment income ratio before fee waivers by the Adviser and other affiliates for the Retail class for the period ended May 31, 1997 would have been .71% and 3.02%, respectively.


3        Annualized.

4        Not annualized.

5 Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on
         August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.

6        Retail class commenced operations on September 11, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES


                  A Fund's investment objective may be changed without a vote of shareholders, although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective.

                  Each Fund will only purchase "eligible securities" that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include (i) U.S. government obligations, (ii) securities that are rated (at the time of purchase) by nationally recognized statistical rating organizations ("Rating Agencies") in the two highest rating categories for such securities, and (iii) certain securities that are not so rated but are of comparable quality to rated eligible securities as determined by the Adviser. See "Investment Objectives and Policies" in the Statement of Additional Information for a more complete description of eligible securities. A description of ratings is also contained in the Statement of Additional Information.


                  Each Fund's assets have remaining maturities of 397 calendar days or less (except for certain variable and floating rate instruments and securities underlying certain repurchase agreements) as defined by the SEC and each Fund's dollar-weighted average portfolio maturity may not exceed 90 days.

MONEY MARKET FUND


                  The investment objective of the Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated high quality by an unaffiliated Rating Agency, or determined to be of comparable quality by the Adviser. The Money Market Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers.


GOVERNMENT MONEY MARKET FUND

                  The investment objective of the Government Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund is currently rated by Standard & Poor's
Ratings Services ("Standard & Poor's").


TREASURY MONEY MARKET FUND



                  The investment objective of the Treasury Money Market Fund is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing exclusively in direct obligations of the U.S. Treasury, such as Treasury bills and notes, and investment companies that invest exclusively in such obligations. The Fund is currently rated by Standard & Poor's.


TAX EXEMPT MONEY MARKET FUND


                  The investment objective of the Tax Exempt Money Market Fund is to provide as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified fund of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the income from which, in the opinion of bond counsel, is exempt from regular federal income tax ("Municipal Securities").

                  Under normal market conditions, at least 80% of the value of the Tax Exempt Money Market Fund's total assets will be invested in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND


                  The investment objective of the Pennsylvania Tax Exempt Money Market Fund is to provide current income exempt from regular federal income tax and Pennsylvania personal income taxes, consistent with stability of principal. The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which, in the opinion of bond counsel, is exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers ("Pennsylvania Municipal Securities").

                  As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable.


                  The Pennsylvania Tax Exempt Money Market Fund is concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania, and therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

         SPECIAL RISK CONSIDERATIONS -- PENNSYLVANIA TAX EXEMPT MONEY
MARKET FUND

                  Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food- related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the ability of the respective obligors to make payments of interest and principal due on the obligations held by the Fund, and the market values of these obligations. Rising unemployment, a relatively high proportion of persons 65 and older in the Commonwealth of Pennsylvania and court ordered increases in healthcare reimbursement rates place increased pressures on the tax resources of the Commonwealth and its municipalities. The Commonwealth has sold a substantial amount of bonds over the past several years, but the debt burden remains moderate. The recession in the early 1990s affected Pennsylvania's economic base, with income and job growth at levels below national averages. Employment growth has shifted to the trade and service sectors, with losses in more high-paid manufacturing positions. A new governor took office in January 1995, but the Commonwealth has continued to show fiscal restraint.


OHIO MUNICIPAL MONEY MARKET FUND

                  The investment objective of the Ohio Municipal Money Market Fund is to provide current income exempt from regular federal income tax and Ohio personal income tax, consistent with stability of principal. The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities of the State of Ohio and its political subdivisions, as well as of certain other governmental issuers in Ohio ("Ohio Municipal Securities").

                  Under normal market conditions, at least 80% of the value of the Fund's total assets will be invested in Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds (described below) the interest on which is an item of tax preference for purposes of the federal alternative minimum tax ("AMT Paper"). The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable.

                  The Ohio Municipal Money Market Fund is concentrated in securities issued by the State of Ohio or entities within the State of Ohio, and therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

         SPECIAL RISK CONSIDERATIONS -- OHIO MUNICIPAL MONEY MARKET
FUND

                  While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

                  In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years, the State rates were below the national rates (4.6% versus 4.9% in 1997).

                  There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Municipal Securities held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those securities. A more detailed summary of the more significant conditions affecting the financial situation in Ohio is contained in the Statement of Additional Information.

         SPECIAL RISK CONSIDERATIONS -- TAX EXEMPT MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND OHIO MUNICIPAL MONEY MARKET FUNDS

                  Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless in the opinion of the Adviser the investment is warranted. In addition, although the Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds (described below) and taxable investments, these Funds do not currently intend to do so unless in the opinion of the Adviser the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.


COMMON INVESTMENT POLICIES OF THE FUNDS

          Illiquid Securities


                  The Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Risk Factors Associated with Derivative Instruments


                  The Funds are managed with emphasis on safety and high credit quality. This requires that liquidity risk and market risk or interest rate risk, as well as credit risk, be held to minimal levels. The Adviser has determined that many types of floating rate and variable rate instruments, commonly referred to as "derivatives," are considered to be potentially volatile. These derivative instruments are structured in a way that may not allow them to reset to par at an interest rate adjustment date. Accordingly, the Adviser has adopted the following policies on behalf of the Funds.


                  The following types of derivative instruments ARE NOT permitted investments for the Funds:

- leveraged or deleveraged floaters (whose interest rate reset provisions are based on a formula that magnifies the effect of changes in interest rates);

- range floaters (which do not pay interest if market interest rates move outside of a specified range);

- dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value);

- inverse floaters (which reset in the opposite direction of their index); and

- any other structured instruments having cash flow characteristics that can create potential market volatility similar to the instruments listed above.

                  Additionally, the Funds may not invest in instruments indexed to longer than one-year rates, or in instruments whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as "COFI floaters."

                  At the present time, the only derivative investments that have been determined to be suitable for investment by the Funds are:

-     securities based on short-term, fixed-rate contracts; and

- floating-rate or variable-rate securities whose interest rates reset based on changes in standard money market rate indices such as U.S. government Treasury bills, London Interbank Offered Rate, published commercial paper rates, or federal funds rates.


                  The risk to the Funds due to the use of derivatives will be limited to the principal invested in such instruments. The Adviser will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives.


         Repurchase and Reverse Repurchase Agreements


                  The Money Market, Government Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). These Funds may enter into repurchase agreements only with financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the Adviser, pursuant to guidelines approved by the Trust's Board of Trustees. None of the Funds may enter into repurchase agreements with the Adviser, Distributor, or any of their affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.


                  The seller under a repurchase agreement will be required to maintain the value of the securities which a Fund holds subject to the agreement at not less than the repurchase price, marked to market daily, by providing additional securities or other collateral to the Fund if necessary. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. Further, it is uncertain whether the Trust would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities.

                  The Money Market and Government Money Market Funds may also borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements the Funds will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.

         Lending Portfolio Securities


                  In order to generate additional income, the Money Market, Government Money Market and Treasury Money Market Funds may, from time to time, lend their portfolio securities to broker-dealers, banks or other institutional borrowers. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Adviser, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.


         Variable and Floating Rate Obligations


                  The Money Market, Government Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds may purchase variable and floating rate demand obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund, however, may invest in such obligations which have a stated maturity in excess of 397 days only if the Fund may demand repayment at intervals in accordance with guidelines established by the Board of Trustees. Because variable and floating rate obligations are direct lending arrangements between the purchasing Fund and the issuer, they are not normally traded. Although there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the adviser. Variable and floating rate obligations entered into by the Government Money Market Fund, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

         Money Market Instruments


                  The Money Market Fund may invest in "money market" instruments, including bank obligations and commercial paper. The Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds may also invest, from time to time, a portion of their assets for temporary defensive or other purposes in such taxable money market instruments.


                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Money Market Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

                  Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by Standard & Poor's Ratings Group ("S&P"), "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's"), "F-2" or better by Fitch Investors Service, L.P. ("Fitch"), "Duff 2" or better by Duff & Phelps Credit Rating Co. ("Duff"), or "A2" or better by IBCA, Inc. or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Investments may also include corporate notes. In addition, the Money Market Fund may invest in Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Money Market Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject the Money Market Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Money Market Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal.

                  The Money Market Fund may also make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. The Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by certain nationally recognized statistical rating organizations.


         Government Obligations


                  The Treasury Money Market Fund may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations. The other Funds may invest in these obligations and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Obligations."

         Types of Municipal Securities


                  The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or "special obligation" securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific excise tax or other specific revenue source such as the user of the facility being financed. "Private activity" bonds are revenue securities normally issued by industrial development authorities to finance privately-owned facilities and are backed by private entities. Any private activity bonds (including industrial development bonds) held by a Fund are not payable from revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate or other user of the facility involved. Private activity bonds are included in the term "Municipal Securities" with respect to the Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. See "Taxes."

                  The Tax Exempt Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Ohio Municipal Money Market Fund may also invest in "moral obligation" bonds, which are ordinarily issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                  In addition, the Tax Exempt Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Ohio Municipal Money Market Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax or other funds, the proceeds of bonds or other revenues. Municipal Securities purchased by these Funds may include variable and floating rate instruments (described above). These Funds may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

                  Certain municipal obligations may be accompanied by a guaranty, letter of credit or insurance. The Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds typically evaluate the credit quality and ratings of such "credit enhanced" securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), in addition to the issuer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.


                  Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.


                  Participation interests are interests in Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds to treat the income from the investment as exempt from federal income tax. These Funds invest in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.


                  A participation interest may be in the form of "certificates of participation" which represents undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds invest will be subject to the same quality rating standards applicable to Municipal Securities.


         Stand-by Commitments


                  The Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds may acquire stand-by commitments with respect to Municipal Securities. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. Stand-by commitments must be of high quality as determined by any Rating Agency, or, if not rated, must be deemed to be of comparable quality. The Funds acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise their rights thereunder for trading purposes.


         Tax-Exempt Derivatives and Other Municipal Securities


                  The Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds may invest in tax-exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Risk Factors Associated with Derivative Instruments" above.)

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Tax Exempt Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Ohio Municipal Money Market Fund from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.


         When-Issued Securities


                  The Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds may purchase securities on a "when-issued" or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. These transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when delivery takes place. The Funds expect that commitments to purchase when-issued securities will not exceed 25% of the value of their respective total assets under normal market conditions. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities. In when-issued and delayed delivery transactions, each Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. For further information, see "Risk Factors, Investment Objectives, and Policies" in the Statement of Additional Information.

         Securities of Other Investment Companies


                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund other than the Treasury Money Market Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method and the Treasury Money Market Fund may invest in securities issued by other investment companies which invest exclusively in direct obligations of the U.S. Treasury and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

         Miscellaneous

                  Each Fund may hold up to 100% of its assets in uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable to the Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market or Ohio Municipal Money Market Funds. Uninvested cash reserves will not earn income.



                             INVESTMENT LIMITATIONS

                  Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other fundamental investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

                  No Fund may:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

                           (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments, or domestic bank obligations and repurchase agreements secured by such obligations;

                           (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

                           (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

                           (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.


                  Except for the Funds' policy on illiquid securities, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.


                        YIELD AND PERFORMANCE INFORMATION


                  From time to time, the Trust may quote in advertisements or in reports to shareholders each Fund's "yield" and "effective yield" and the Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds' "tax-equivalent yield" for each class of shares. The "yield" quoted in advertisements refers to the income generated by an investment in a class of shares of a Fund over a seven-day period identified in the advertisement. This income is then "annualized." The amount of income so generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" for a class of shares is calculated similarly but, when annualized, the income earned by an investment in the class is assumed to be reinvested. An effective yield for a class of shares will be slightly higher than its yield because of the compounding effect of the assumed reinvestment. The Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds' "tax- equivalent yield" for a class of shares, which shows the level of taxable yield necessary to produce an after-tax equivalent to the tax-free yield for that class, may also be quoted from time to time. It is calculated by increasing the yield (calculated as above) for a class of shares by the amount necessary to reflect the payment of federal income tax and state income tax at stated tax rates. The tax-equivalent yield for a class of shares will always be higher than its yield.


                  Investors may compare the performance of each class of shares of a Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in IBC's Money Fund Report, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business

Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.


                  The performance of each class of shares of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Yield will be affected by fund quality, composition, maturity, market conditions and the level of operating expenses for the class of shares. From time to time, the Adviser may voluntarily waive its investment advisory fees in order to reduce such operating expenses, which will have the effect of enhancing the yield. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in a Fund.


                  Shareholders should note that the yields, effective yields and tax-equivalent yields of Retail shares and B shares will be lower than those of the Institutional shares of a Fund because of the different distribution and/or servicing fees. The yields, effective yields and tax-equivalent yields of the B shares will be lower than those of the Retail shares of a Fund due to the different distribution fees of the classes. See "Distribution and Servicing Arrangements."

                  Further information about the performance of the Funds is available in the annual and semi-annual reports to shareholders. Shareholders may obtain copies from the Trust free of charge by calling 1-800-622-FUND(3863).


                                PRICING OF SHARES


                  For processing purchase and redemption orders, the net asset values per share of the Money Market and Government Money Market Funds are calculated on each business day first at 3:00 p.m. Eastern time, then as of the close of trading of the New York Stock Exchange (the "Exchange"). The net asset values per share of the Treasury Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds are calculated on each business day first at 1:00 p.m. Eastern time then as of the close of trading of the Exchange, generally 4:00 p.m. Eastern time. Net asset value per share is determined on each business day, except those holidays which the Exchange, or banks and trust companies which are affiliated with National City Corporation (the "Banks"), observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Business Day").

                  Net asset value per share is calculated by dividing the value of all securities and other assets allocable to a particular class, less liabilities charged to that class, by the number of outstanding shares of the respective class.

                  The assets in all of the Funds are valued based upon the amortized cost method, which has been determined by the Trust's Board of Trustees to represent the fair value of the Funds' investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium. Although the Trust seeks to maintain the net asset value per share of the Funds at $1.00, there can be no assurance that the net asset value will not vary.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

                  Shares in the Funds are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at Oaks, Pennsylvania 19456.


                  The Distributor, Adviser and/or their affiliates, at their own expense, may provide compensation to dealers in connection with the sale and/or servicing of shares of the Funds of the Trust. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts sales contests for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

PURCHASE OF RETAIL SHARES AND B SHARES

                  Retail shares of the Funds are sold without a front-end sales charge. B shares of the Funds are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." B shares of the Money Market Fund and Tax Exempt Money Market Fund are not available to investors for initial purchases, but only for exchange from B shares of other investment funds offered by the Trust.

                  Retail shares and B shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts. B shares of the Money Market and Tax Exempt Money Market Funds are available only to the holders of B shares of another fund who wish to exchange those B shares for B shares of the Money Market and/or Tax Exempt Money Market Fund.


                  Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. Investors may be charged a fee if they effect transactions in fund shares through a broker or agent. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) In addition, certain financial institutions may enter into shareholder servicing agreements with the Trust whereby a financial institution would perform various administrative support services for its customers who are the beneficial owners of Retail shares and would receive fees from the Funds for such services of up to .15% (on an annualized basis). See "Distribution and Servicing Arrangements." For direct purchases of shares, Investors should call 1-800-622-FUND(3863) or to speak with a NatCity Investments professional, call 1-888-4NATCTY (462- 8289).


                   With respect to the Money Market, Government Money Market and Treasury Money Market Funds, shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor, or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.


                  The minimum investment is $500 for the initial purchase of Retail shares in a Fund. All subsequent investments for Retail shares and IRAs are subject to a minimum investment of $250. All purchases made by check should be in U.S. dollars. Please make the check payable to Armada Funds (fund name), or, in the case of a retirement account, the custodian or trustee for the account. The Trust will not accept third-party checks under any circumstance. Investments made in Retail shares by a sweep program described below or through the Planned Investment Program ("PIP"), a monthly savings program described below, are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described under "Other Redemption Information". Purchases for an IRA through the PIP will be considered as contributions for the year in which the purchases are made.


                  Customers of Banks may purchase Retail shares through procedures established by the Banks or their financial institutions in connection with the requirements of their customer accounts. These procedures may include instructions under which a Bank or financial institution may automatically "sweep" a customer account and invest amounts agreed to by the Bank or financial institution and the customer in additional Retail shares of a Fund. Customers may obtain information relating to the requirements of such accounts from their Banks or financial institutions.


                  Under a PIP, Investors may add to their investment in the Retail shares of a Fund, in a consistent manner each month, with a minimum amount of $50. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an Investor's financial institution and invested in additional Retail shares at the Public Offering Price next determined after an order is received by the Trust. An Investor may apply for participation in a monthly program by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares of the Funds, or by calling 1-800-622-FUND(3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.


                  All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

                  The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF B SHARES

                  B shares of the Money Market and Tax Exempt Money Market Funds are sold at their net asset value next determined after an order to exchange B shares of another Fund is received in good form by the Trust's Distributor. Although Investors pay no front-end sales charge on exchanges into B shares, such shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within five years of purchase of the B shares of the original Fund.


                  The deferred sales charge on B shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an Investor's shares. In addition, a contingent deferred sales charge will not be assessed on B shares purchased through reinvestment of dividends or capital gain distributions.


                  The amount of any contingent deferred sales charge an Investor must pay on B shares depends on the number of years that elapse between the purchase date of the B shares of the original Fund and the date such B shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an Investor's share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.



                                                                              CONTINGENT DEFERRED
                                                                              SALES CHARGE (AS A
                      NUMBER OF YEARS                                     PERCENTAGE OF DOLLAR AMOUNT
                  ELAPSED SINCE PURCHASE                                    SUBJECT TO THE CHARGE)
                  ----------------------                                    ----------------------


Less than one..............................................                          5.0%

More than one, but less
  than two.................................................                          5.0%

More than two, but less
  than three...............................................                          4.0%

More than three, but less
  than four................................................                          3.0%

More than four, but less
  than five................................................                          2.0%

After five years...........................................                          None



                                                                              CONTINGENT DEFERRED
                                                                              SALES CHARGE (AS A
                      NUMBER OF YEARS                                     PERCENTAGE OF DOLLAR AMOUNT
                  ELAPSED SINCE PURCHASE                                    SUBJECT TO THE CHARGE)
                  ----------------------                                    ----------------------


After eight years..........................................                            *

-----------

* Conversion to Retail shares


                  When an Investor redeems his B shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. B shares are redeemed first from those B shares that are not subject to the deferred sales load (i.e., B shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the B shares that have been held the longest.

         Exemptions From Contingent Deferred Sales Charge

                  The following types of redemptions qualify for an exemption from the contingent deferred sales charge:

                  (a) exchanges described under "Exchange Privilege Applicable to Retail shares and B Shares" below

                  (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age

                  (c) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the minimum account size

                  (d) redemptions in connection with the death or disability of a shareholder

                  (e) redemptions by a settlor of a living trust

                  (f) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.

CHARACTERISTICS OF RETAIL SHARES AND B SHARES

                  B shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Retail shares. The purpose of the conversion is to relieve a holder of B shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from B shares to Retail shares takes place at net asset value, as a result of which an Investor receives dollar-for-dollar the same value of Retail shares as he had of B shares. As a result of the conversion, the converted shares are relieved of the distribution and service fees borne by B shares, although they are subject to the distribution and service fees borne by Retail shares.

                  B shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased B shares that were not acquired through reinvestment of dividends or distributions. For example, if an Investor makes a one-time purchase of B shares of the Fund, and subsequently acquires additional B shares of the Fund only through reinvestment of dividends and/or distributions, all of such Investor's B shares in the Fund, including those acquired through reinvestment, will convert to Retail shares of the Fund on the same date.

PURCHASE OF INSTITUTIONAL SHARES


                  Institutional shares are sold primarily to Banks, National Asset Management Corporation ("NAM") customers that are large institutions, and investment advisers and financial planners affiliated with National City ("Financial Advisers") who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients ("Customers"). Depending on the terms governing the particular account, the Banks, NAM or Financial Advisers may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his investment in a Fund. There is no minimum investment.

                  Customers may purchase Institutional shares through procedures established by the Banks, NAM or Financial

Advisers in connection with the requirements of their Customer accounts. These procedures may include instructions under which a Bank, NAM or Financial Advisers may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Bank, NAM or Financial Advisers and the Customer in additional Institutional shares of a Fund. Customers should obtain information relating to the requirements of such accounts from their Banks, NAM or Financial Advisers.

                  It is the responsibility of the Banks, NAM and Financial Advisers to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will normally be held of record by the Banks, NAM or Financial Advisers. Confirmations of share purchases and redemptions will be sent to the Banks, NAM and Financial Advisers. Beneficial ownership of Institutional shares will be recorded by the Banks, NAM or Financial Advisers or the Transfer Agent and reflected in the account statements provided by them to their Customers.


                  The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES


                  Purchase orders for shares of the Money Market and Government Money Market Funds which are received by the Transfer Agent by 3:00 pm Eastern time are processed that day. Similarly, purchase orders for shares of the Treasury Money Market, Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds which are received by the Transfer Agent by 1:00 pm Eastern time are also processed that day. Purchase orders received after the above listed times are processed the following business day.


                  Purchase orders are processed at the net asset value per share next determined after an order is received by the Transfer Agent.


                  Purchases will be effected only when federal funds or other funds are immediately available to the Trust's custodian to make the purchase on the day the Transfer Agent receives the purchase order. Orders for which funds have not been received by the Transfer Agent by the prescribed deadline on a given day will not be accepted and notice thereof will be given promptly to the Bank or financial institution. In accordance with this policy, purchase orders which are accompanied by a check will be executed on the second Business Day following receipt of the order at the previous day's net asset value per share.

REDEMPTION OF RETAIL SHARES AND B SHARES

                  Redemption orders are effected at a Fund's net asset value per share next determined after receipt of the order by the Fund. Proceeds from the redemptions of B shares will be reduced by the amount of any applicable contingent deferred sales charge. Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND(3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES


                  Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks, NAM or Financial Advisers. It is the responsibility of the Banks, NAM or Financial Advisers to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although the Banks, NAM or Financial Advisers may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks, NAM or Financial Advisers.

                  If a Customer has agreed with a particular Bank, NAM or a Financial Adviser to maintain a minimum balance in his account and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

                  A shareholder who purchased shares directly from the Trust may redeem shares in any amount by sending a written request to Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES


                  A shareholder who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622- FUND(3863) provided the appropriate election was made on the shareholder's account application.

                  During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or Armada Funds at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming

Retail shares or B shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS


                  The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any Fund held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Withdrawals will be reduced by any applicable contingent deferred sales charge. Additional information regarding this service may be obtained from an Investor's financial institution or the Transfer Agent at 1-800-622-FUND(3863). Because automatic withdrawals of B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of B shares shareholders to make systematic withdrawals.


CHECKWRITING APPLICABLE TO RETAIL SHARES

                  Checkwriting is available from certain institutions with respect to Retail shares of the Funds. No charge for the use of the checkwriting privilege is currently imposed by the Trust, although a charge may be imposed in the future. With this service, a shareholder may write a check in an amount of $250 or more. To obtain checks, a shareholder must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in one or more of the Funds, the shareholder must contact the Trust by calling 1-800-622-FUND(3863) or by sending a written request to the Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421 to obtain an application. A signature guarantee may be required. A shareholder will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check.

OTHER REDEMPTION INFORMATION

                  Payment for redemption orders received by the Transfer Agent before 3:00 pm Eastern time for the Money Market and Government Money Market Funds and received before 1:00 pm Eastern time for the Treasury Money Market, Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds will be wired the same day to the Bank or financial institution placing the order.

Payment for redemption orders received after such times will normally be wired the next business day. The Trust reserves the right to wire redemption proceeds within seven days after receiving the redemption orders if, in the judgement of the Adviser, an earlier payment could adversely affect the Trust.


                  Redemption orders are processed at the net asset value per share next determined after receipt of the order by the Transfer Agent.


                  WHEN REDEEMING SHARES IN A FUND, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING RETAIL SHARES OR B SHARES. In the event a redeeming shareholder owns both Retail shares and B shares in a Fund, the Retail shares will be redeemed first unless the shareholder indicates otherwise. Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $500 due to redemptions (including exchanges as described below) where the shareholder does not increase the amount in the account to at least $500 upon 60 days notice.

                  If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.


                  The Trust may also redeem shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. See "Net Asset Value" in the Statement of Additional Information.

                  Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES AND B SHARES

                  The Trust offers an exchange program whereby Investors who own Retail shares of the Funds (each a "no load Fund") may exchange those Retail shares for Retail shares of an investment fund offered by the Trust which is sold with a sales charge (each a "load Fund") subject to payment of the applicable sales charge. (However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon the reinvestment of the equivalent amount into the Retail shares of a load Fund.)

                  Shareholders who have exchanged their B shares of another Fund for B shares of the Money Market Fund or Tax Exempt Money Market Fund (including shares acquired through reinvestment of dividends or distributions on such shares) may exchange those shares for B shares of another Fund without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of B shares, the holding period of the B shares originally held will be added to the holding period of the B shares acquired through the exchange.

                  Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge.


                  No exchange fee is imposed by the Trust. Shareholders contemplating an exchange should carefully review the Prospectus of the Fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution or by calling 1-800- 622-FUND(3863).

                  Any Retail shares or B shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail shares or B shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent before 3:00 pm Eastern time for the Money Market and Government Money Market Funds and before 1:00 pm Eastern time for the Treasury Money Market, Tax Exempt Money

Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds will be processed as of the close of business on the day of receipt. Requests received by the Transfer Agent after the above listed times will be processed on the next business day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO RETAIL SHARES AND B
SHARES


                  Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account from any Armada money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.

                  The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described previously in this Prospectus. Because purchases of Retail shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent indicating an intent to purchase Retail shares in connection with the systematic exchange program. An Investor may also arrange to purchase B shares through the systematic exchange program. Upon exchange into another Fund, such shares will convert to B shares of that Fund, and, while the Investor will not pay a front-end sales load for such purchase, the shares will bear the regular expenses borne by B shares of such Fund. A shareholder may apply for participation in this program through his financial institution or by calling 1-800-622-FUND(3863).

                     DISTRIBUTION AND SERVICING ARRANGEMENTS


                  Pursuant to the Trust's Distribution Agreement, as amended and Rule 12b-1 under the 1940 Act, the Trust adopted a Service and Distribution Plan for Retail and Institutional Share Classes ("Retail and Institutional Plan") and a separate B Shares Distribution and Servicing Plan ("B Shares Plan"). Under the Retail and Institutional Plan, the Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising and marketing of the Retail and Institutional shares of each of the Trust's investment funds and in preparing and distributing such shares' prospectus. In the case of each such fund, such reimbursement shall not exceed .10% per annum of the average aggregate net assets of its Retail and Institutional shares. Under the B Shares Plan, the Trust pays the Distributor up to .75% annually of the average daily net assets of each fund's B shares for the same types of services provided and expenses assumed as in the Retail and Institutional Plan. Such compensation is payable monthly and accrued daily by each fund's B shares only.

                  Under the Shareholder Services Plan relating to each Fund's Retail shares and the B Shares Plan, the Trust enters into shareholder servicing agreements with certain financial institutions. Pursuant to these agreements, the institutions agree to render shareholder administrative services to their customers who are the beneficial owners of Retail shares or B shares in consideration for the payment of up to .15% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail or B shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Funds on behalf of customers, providing information periodically to customers showing their position in Retail shares or B shares, and providing sub-transfer agent services or the information necessary for sub-transfer agent services, with respect to Retail shares or B shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail shares or B shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.



                           DIVIDENDS AND DISTRIBUTIONS


                  On each day that the net asset values per share of the Funds are determined, each Fund declares a dividend from net investment income as of the close of business on the day of declaration. Net investment income for the Money Market, Government Money Market and Treasury Money Market Funds consists of (a) interest accrued and discount earned (including both original issue and market discount) on the Fund's assets, (b) less amortization of market premium on such assets, and the accrued expenses of the Fund. Net investment income of the Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds consists of interest accrued, original issue discount earned, less amortization of any market premium and accrued expenses. Fund shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order for the shares is executed.


                  Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder to his Bank or financial institution, within five Business Days after the end of each calendar month or within five Business Days after a shareholder's complete redemption of his shares in a Fund.


                  Shareholders of the Funds may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class of any Armada Funds at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to their Banks or financial institutions. The election will become effective with respect to dividends and distributions paid after its receipt.

                                      TAXES

IN GENERAL


                  The Money Market, Government Money Market and Treasury Money Market Funds intend to distribute substantially all of their respective investment company taxable income and net tax-exempt interest income each year. Such dividends will generally be taxable as ordinary income to each Fund's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Internal Revenue Code of 1986, as amended (the "Code.")


                  The Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds intend to distribute substantially all of their respective net tax-exempt income (such distributions are known as "exempt-interest dividends") and investment company taxable income (if any) each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes." To the extent, if any, dividends paid to each Fund's shareholders are derived from taxable income or from net long-term capital gains, such dividends will not be exempt from federal income tax and may also be subject to state and local taxes. The Funds do not intend to earn any investment company taxable income or net long-term capital gains.


                  If the Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market and Ohio Municipal Money Market Funds hold certain private activity bonds, shareholders must include as an item of tax preference for purposes of the federal alternative minimum tax that portion of dividends paid by these Funds derived from interest received on such bonds. Shareholders receiving Social Security or railroad retirement payments should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

                  Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax Exempt Money Market, Pennsylvania Tax Exempt Money Market or Ohio Municipal Money Market Funds generally will not be deductible for federal income tax purposes.


PENNSYLVANIA TAXES

                  Under current Pennsylvania law, shareholders will not be subject to Pennsylvania Personal Income Tax on distributions from the Pennsylvania Tax Exempt Money Market Fund attributable to interest income from obligations of the Commonwealth of Pennsylvania or its political subdivisions, the United States, its territories or certain of its agencies and instrumentalities ("Exempt Securities"). However, Pennsylvania Personal Income Tax will apply to distributions from the Pennsylvania Tax Exempt Money Market Fund attributable to gain realized on the disposition of any investment, including Exempt Securities, or to interest income from investments other than Exempt Securities.

Shareholders also will be subject to the Pennsylvania Personal Income Tax in the unlikely event that they realize any gain on the disposition of shares in the Fund.

                  Distributions attributable to interest from Exempt Securities are not subject to the Philadelphia School District Net Income Tax. However, distributions attributable to gain from the disposition of Exempt Securities are subject to the Philadelphia School District Net Income Tax, except that distributions attributable to gain on any investment held for more than six months are exempt.


OHIO TAXES

                  Under current Ohio law, individuals and estates that are subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Municipal Money Market Fund ("Distributions") to the extent that the Distributions are properly attributable to interest on obligations of the State of Ohio or its political subdivisions ("Ohio Obligations"). Corporations that are subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either represent exempt-interest dividends for federal income tax purposes or are properly attributable to interest on Ohio Obligations. However, shares of the Fund will be included in a corporation's tax base for purposes of calculating the Ohio corporation franchise tax on the net worth basis.

                  Distributions that consist of interest on obligations of the United States or its territories or possessions or of any authority, commission, or instrumentality of the United States ("Territorial Obligations") the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

                  Distributions properly attributable to gain on the sale, exchange or other disposition of Ohio Obligations will not be subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio, and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from the Ohio personal income tax, municipal or school district income taxes in Ohio, or the net income base of the Ohio corporation franchise tax.


                  It is assumed for purposes of this discussion of Ohio state and local taxes that the Fund will continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.


MISCELLANEOUS


                  Shareholders of the Funds will be advised at least annually as to the federal income tax consequences and, in the case of the Pennsylvania Tax Exempt Money Market Fund and Ohio Municipal Money Market Fund, Pennsylvania income tax consequences and Ohio income tax consequences, respectively, of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes, other than Pennsylvania and Ohio taxes, which may differ from federal tax consequences described above.

                  The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

                  The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER


                  National City serves as the investment adviser to the Funds. The Adviser is a wholly owned subsidiary of National City Corporation. The Adviser provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. National City is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation.

                  On April 30, 1998, the Trust Department of National City had approximately $18.3 billion in assets under management, and had approximately $25.5 billion in total trust assets. The principal office of the investment adviser is as follows:

         National City Bank
         1900 East Ninth Street
         Cleveland, OH  44114

                  Subject to the general supervision of the Trust's Board of Trustees and in accordance with each Fund's investment policies, the Adviser has agreed to manage the Funds, make decisions with respect to and place orders for all purchases and sales of the Funds' securities, and maintain the Trust's records relating to such purchases and sales. For the services provided and expenses assumed pursuant to the Advisory Agreement, the Adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .35% of the average net assets of the Money Market Fund, .35% of the average net assets of the Government Money Market Fund, .30% of the average net assets of the Treasury Money Market Fund, .35% of the average net assets of the Tax Exempt Money Market Fund, .40% of the average net assets of the Pennsylvania Tax Exempt Money Market Fund and .35% of the average net assets of the Ohio Municipal Money Market Fund. The Adviser may from time to time waive all or a portion of the advisory fee payable by one or more of the Funds.

YEAR 2000 RISKS

                  Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds or their shareholders as a result of the Year 2000 Problem.

ADMINISTRATOR AND SUB-ADMINISTRATOR

                  SEI Fund Resources (the "Administrator"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator to the Funds. SEI Fund Resources is an indirect, wholly-owned subsidiary of SEI Investments Company ("SEI").

                  Under its Administration Agreement with the Trust relating to the Funds, SEI provides the Funds with administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. The Administrator also acts as shareholder servicing agent of the Funds. SEI is entitled to receive with respect to the Funds an administrative fee, computed daily and paid monthly, at the annual rate of
 .07% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $ 18 billion, and .06% of the aggregate average daily net assets over $ 18 billion, and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Funds.

                  National City Bank serves as sub-administrator for each Fund and provides certain services as may be requested by the Administrator from time to time. For its services as Sub-Administrator, National City Bank receives, from the Administrator, pursuant to its Sub-Administration Agreement with the Administrator, a fee, computed daily and paid monthly, at the annual rate of
 .01% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $ 15 billion, and .015% of the aggregate average daily net assets over $15 billion.


                     DESCRIPTION OF THE TRUST AND ITS SHARES


                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 66 separate classes or series of shares of beneficial interest ("shares"). Fourteen of these classes or series, which represent interests in the Money Market Fund (Class A, Class A-Special Series 1 and Class A-Special Series 2), Government Money Market Fund (Class B and Class B-Special Series 1), Treasury Money Market Fund (Class C and Class C-Special Series 1), Tax Exempt Money Market Fund (Class D, Class D-Special Series 1 and Class D-Special Series 2), Pennsylvania Tax Exempt Money Market Fund (Class Q and Class Q-Special Series 1) and Ohio Municipal Money Market Fund (Class BB and Class BB-Special Series 1), are described in this Prospectus. Class A, Class B, Class C, Class D, Class Q and Class BB shares constitute the Institutional class or series of shares; and Class A-Special Series 1, Class B-Special Series 1, Class C-Special Series 1, Class D-Special Series 1, Class Q-Special Series 1 and Class BB-Special Series 1 shares constitute the Retail class or series of shares, and Class A-Special Series 2 and Class D-Special Series 2 constitute the B class or series of shares. The other Funds of the Trust are:

Equity Growth Fund
(Class H, Class H - Special Series 1 and Class H Special Series 2)

Intermediate Bond Fund
(Class I, Class I - Special Series 1 and Class I Special Series 2)

Ohio Tax Exempt Fund
(Class K, Class K - Special Series 1 and Class K Special Series 2)


National Tax Exempt Fund (Class L, Class L - Special Series 1 and Class L - Special Series 2)


Equity Income Fund
(Class M, Class M - Special Series 1 and Class M Special Series 2)

Small Cap Value Fund
(Class N, Class N - Special Series 1 and Class N Special Series 2)


Enhanced Income Fund
(Class O, Class O - Special Series 1 and Class O - Special Series 2)

Total Return Advantage Fund (Class P, Class P - Special Series 1 and Class P - Special Series 2)

Bond Fund (Class R, Class R - Special Series 1 and Class R - Special Series 2)

GNMA Fund
(Class S, Class S - Special Series 1 and Class S - Special Series 2)

Pennsylvania Municipal Fund (Class T, Class T - Special Series 1 and Class T - Special Series 2).


International Equity Fund
(Class U, Class U - Special Series 1 and Class U - Special Series 2)

Equity Index Fund
(Class V and Class V - Special Series 1)

Core Equity Fund
(Class W, Class W - Special Series 1 and Class W - Special Series 2)

Small Cap Growth Fund
(Class X, Class X - Special Series 1 and Class X - Special Series 2)

Real Return Advantage Fund (Class Y and Class Y - Special Series 1)


Tax Managed Equity Fund
(Class Z, Class Z - Special Series 1 and Class Z - Special Series 2)

Balanced Allocation Fund
(Class AA, Class AA - Special Series 1 and Class AA - Special Series 2)

                  Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.


                  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Shareholder Services Plan and B Shares Plan, only the holders of Retail or B shares in an investment fund are, or would be, entitled to vote on matters submitted to a vote of shareholders (if any) concerning their respective plans. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.


                  As stated above, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the trust. The Declaration of Trust of the Trust provides for indemnification out of the trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

                  The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.


                  As of June 19, 1998, nine bank subsidiaries of National City Corporation held beneficially or of record approximately 94.24%, 97.42%, 99.59% and 100.00% of the outstanding Institutional shares of the Money Market, Government Money Market, Treasury Money Market and Tax Exempt Money Market Funds, respectively, and five bank subsidiaries of National City Corporation held of record approximately 99.93% of the outstanding Institutional shares of the Pennsylvania Tax Exempt Money Market Fund.

National City does not have any economic interest in such shares which are held solely for the benefit of its customers, but may be deemed to be a controlling person of the Funds within the meaning of the 1940 Act by reason of its record ownership of such shares. The names of beneficial owners and record owners who are controlling shareholders under the 1940 Act may be found in the Statement of Additional Information.


                          CUSTODIAN AND TRANSFER AGENT

                   National City Bank serves as the custodian of the Trust's assets. State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.


                                    EXPENSES


                  Except as noted below, the Adviser bears all expenses in connection with the performance of its services. Each Fund of the Trust bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the distribution and servicing plans; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase of its portfolio securities.


                                  MISCELLANEOUS

                  Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent accountants.

                  Pursuant to Rule 17f-2, as National City Bank serves the Trust as both the custodian and an investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

                  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or such fund or (b) 67% or more of the shares of the Trust or such fund present at a meeting if more than 50% of the outstanding shares of the Trust or such fund are represented at the meeting in person or by proxy.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

                  Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND(3863).

                                  ARMADA FUNDS



BOARD OF TRUSTEES

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst &
Young
Director:
Cold Metal Products, Inc.


HERBERT R. MARTENS, JR.
President
Executive Vice President,
 National City Corporation
Chairman, President and
 Chief Executive Officer,
 Officer, NatCity
 Investments, Inc.

LEIGH CARTER
Retired President and
 Chief Operating Officer
 B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief
 Operating Officer,
 Kittle's Home Furnishing's
  Center, Inc.

ROBERT J. FARLING
Retired Chairman, President
and Chief Executive Officer,
 Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
 Carol Martin Gatton College
 of Business and Economics,
 University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and
 General Counsel, Eaton
 Corporation
Trustee:
WVIZ Educational Television


J. WILLIAM PULLEN
President and Chief Executive
 Officer,
Wayne Supply Company

ARMADA FUNDS

Investment Adviser

An Affiliate of National
City Corporation

         National City Bank
         1900 East Ninth Street
         Cleveland, Ohio 44114

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                               SEPTEMBER __, 1998


                                MONEY MARKET FUND

                          GOVERNMENT MONEY MARKET FUND

                           TREASURY MONEY MARKET FUND

                          TAX EXEMPT MONEY MARKET FUND

                    PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND


                        OHIO MUNICIPAL MONEY MARKET FUND

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the above Funds of Armada Funds (the "Trust"), dated September __, 1998 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND
(3863), Oaks, Pennsylvania 19456.


                                TABLE OF CONTENTS
                                                                                                                PAGE
                                                                                                                ----
         STATEMENT OF ADDITIONAL INFORMATION....................................................................  1

         INVESTMENT OBJECTIVES AND POLICIES.....................................................................  1

         NET ASSET VALUE........................................................................................ 20

         DIVIDENDS.............................................................................................. 21

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION......................................................... 21

         DESCRIPTION OF SHARES.................................................................................. 23

         ADDITIONAL INFORMATION CONCERNING TAXES................................................................ 24

         TRUSTEES AND OFFICERS.................................................................................. 28

         ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                                        SERVICES AND TRANSFER AGENCY AGREEMENTS................................. 34

         SHAREHOLDER SERVICES PLANS............................................................................. 42

         PORTFOLIO TRANSACTIONS................................................................................. 42

         AUDITORS............................................................................................... 44

         COUNSEL................................................................................................ 45

         STANDARDIZED YIELD QUOTATIONS.......................................................................... 45

         MISCELLANEOUS.......................................................................................... 47

         FINANCIAL STATEMENTS................................................................................... 52

         APPENDIX A............................................................................................ A-1


                       STATEMENT OF ADDITIONAL INFORMATION


         This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Money Market Fund, Government Money Market Fund (the "Government Fund"), Treasury Money Market Fund (the "Treasury Fund"), Tax Exempt Money Market Fund (the "Tax Exempt Fund"), Pennsylvania Tax Exempt Money Market Fund (the "Pennsylvania Tax Exempt Fund") and Ohio Municipal Money Market Fund (the "Ohio Municipal Fund"). The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus.


         The Pennsylvania Tax Exempt Fund commenced operations on August 8, 1994 as a separate investment portfolio (the "Predecessor Fund") of Inventor Funds, Inc, which was organized as a Maryland corporation. On September 9, 1996, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold shares of stock that were similar to the Trust's Retail Shares of beneficial interest.

                       INVESTMENT OBJECTIVES AND POLICIES


ADDITIONAL INFORMATION ON FUND MANAGEMENT

         Further information on the Adviser's investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Standardized Yield Quotations" below.


         Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for municipal bonds, short term notes and other securities which may be held by the Funds.

ELIGIBLE SECURITIES


         The Funds may purchase "eligible securities" that present minimal credit risks as determined by the Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. Securities issued by a money market fund and securities issued by the U.S. Government may constitute eligible securities if permitted under applicable SEC regulations and Trust procedures. The Board of Trustees will approve or ratify any purchases by the Money Market, Government, Treasury, Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds of securities that are rated by only one Rating Agency or that qualify under (3) above as long as required by applicable regulations or Trust procedures.


VARIABLE AND FLOATING RATE INSTRUMENTS


         The Funds may purchase variable rate and floating rate obligations as described in the Prospectus. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or Trust procedures.


         Variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided: (a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under Trust procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

GUARANTEED INVESTMENT CONTRACTS

         As stated in the Prospectus, the Money Market Fund may invest in GICs issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Fund will only purchase a GIC when the Adviser has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by Rating Agencies. The Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


BANK OBLIGATIONS AND COMMERCIAL PAPER


         The Money Market, Pennsylvania Tax Exempt and Ohio Municipal Funds may invest in bank obligations. Bank obligations include bankers' acceptances generally having a maturity of six months or less and negotiable certificates of deposit. Bank obligations also include U.S. dollar denominated bankers' acceptances and certificates of deposit. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. For purposes of the Money Market Fund's investment policy with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.

         Investments by the Pennsylvania Tax Exempt Fund and Ohio Municipal Fund include commercial paper and other short term promissory notes issued by corporations, municipalities and other entities (including variable and floating rate instruments).


REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS;
LENDING OF PORTFOLIO SECURITIES


         Securities held by the Money Market, Government, Pennsylvania Tax Exempt and Ohio Municipal Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Funds purchase securities from financial institutions such as banks and broker-dealers which the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodial account liquid assets at least equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities it is obligated to repurchase.


         With respect to loans by the Money Market, Government or Treasury Fund of its portfolio securities as described in the Prospectus, the Fund would continue to accrue interest on loaned securities and would also earn income on loans. Any cash collateral received by the Funds in connection with such loans would be invested in short-term U.S. Government obligations.


GOVERNMENT SECURITIES

         Examples of the types of U.S. government obligations that may be held by the Money Market, Government, Pennsylvania Tax Exempt and Ohio Municipal Funds include, in addition to Treasury Bills, the obligations of Federal Home Loan Banks, Federal

         Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Money Market, Government and Tax Exempt Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that their credit risk with respect thereto is minimal.

SECURITIES OF OTHER INVESTMENT COMPANIES


         Each Fund may invest in securities issued by other investment companies as described in the Prospectus. Each Fund currently intends to limit such investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders.

MUNICIPAL SECURITIES


         As described in the Prospectus, the Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds may purchase Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Funds also may invest in "moral obligation" issues, which are normally issued by special purpose authorities. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds may be purchased if the interest paid is excludable from federal income tax. Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.


         Pennsylvania Municipal Securities which are payable only from the revenues derived from a particular facility may be adversely affected by Pennsylvania laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Pennsylvania Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a Pennsylvania governmentally created fund, may be adversely affected by Pennsylvania laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Similarly, Pennsylvania Municipal Securities, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by Pennsylvania laws which limit the availability of remedies or the scope of remedies available in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Pennsylvania Municipal Securities the Pennsylvania Tax Exempt Fund will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the securities in which the Pennsylvania Tax Exempt Fund may invest and, therefore, on the shares of that Fund.


         There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Tax Exempt Fund, Pennsylvania Tax Exempt Fund or Ohio Municipal Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by such Funds. The Adviser will consider such an event in determining whether it should continue to hold the obligation.

         The payment of principal and interest on most Municipal Securities purchased by the Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Certain Municipal Securities held by the Tax Exempt, Pennsylvania Tax Exempt or Ohio Municipal Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Bond at the time of its original issuance.

In the event that the issuer defaults on interest or principal payments, the insurer of the bond is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.


         Municipal notes in which the Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.


OTHER TAX-EXEMPT INSTRUMENTS


         Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F-2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax-exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.


STAND-BY COMMITMENTS


         The Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds may acquire stand-by commitments (also known as put options) with respect to Municipal Securities held in their portfolios. These Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration.

However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The Funds will not acquire stand-by commitments unless immediately after the acquisition, not more than 5% of their respective total assets will be invested in instruments subject to a demand feature, or in stand-by commitments, with the same institution.

         The Tax Exempt, Pennsylvania Tax Exempt, and Ohio Municipal Funds' right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will be transferable only with the underlying Municipal Securities which may be sold to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the commitment.

         The amount payable to the Tax Exempt, Pennsylvania Tax Exempt or Ohio Municipal Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value the Funds value the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

         The Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Securities subject to the commitment. Thus, the risk of loss to the Funds in connection with a stand-by commitment will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.


WHEN-ISSUED SECURITIES


         The Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds may purchase Municipal Securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Funds will set aside cash or liquid assets to satisfy the Funds' purchase commitments in the manner described, their liquidity and ability to manage their portfolios might be affected in the event the Funds' commitments to purchase when-issued securities ever exceeded 25% of the value of their respective total assets.

         When the Funds engage in when-issued transactions, they rely on the seller to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

ADDITIONAL INVESTMENT LIMITATIONS

         In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

         No Fund may:

         1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.


         2. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.



         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

         In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders.

         No Fund may:


         1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.


         2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except, as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

         3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         4. Purchase securities of companies for the purpose of exercising control.

         5. Invest more than 10% of its net assets in illiquid securities.

         The Funds do not intend to purchase securities while their outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of their respective total assets. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

SPECIAL RISK CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA BONDS

         Potential shareholders should consider the fact that the Pennsylvania Tax Exempt Fund's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize that such Fund's performance is closely tied to general economic conditions within the Commonwealth as a whole and to economic conditions within particular industries and geographic areas located within the Commonwealth.

         Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending deceases have resulted in surpluses the last four years; as of June 30, 1996, the General Fund had a surplus of $635.2 million.

         Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing.
Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Bonds in the Pennsylvania Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suit relating to the following matters: (i) the American Civil Liberties Union ("ACLU") filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, among other things, because of that settlement. After its earlier denial of class certification was reversed by the Third Circuit Court of Appeals, the district court granted class certification to the ACLU and the parties are proceeding with discovery; (ii) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for country funding of the judicial system to be in conflict with the constitution of the Commonwealth, but it stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision. The Court issued a writ in mandamus and appointed a special master in 1996 to submit a plan for implementation, which it intended to require by January 1, 1998. In January 1997, the Court established a committee, consisting of the special master and representatives of the Executive and Legislative branches, to develop an implementation plan; (iii) litigation was filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending the resolution of the state case; a trial in the state case commenced in January 1997 and has recessed; no briefing schedule or date for oral argument has yet been set; (iv) Envirotest/Synterra Partners ("Envirotest") filed suit against the Commonwealth asserting that it sustained damages in excess of $350 million, as a result of investments it made in reliance on a contract to conduct emissions testing before the emission testing program was suspended. Envirotest entered into a Standstill Agreement with the Commonwealth pursuant to which the parties will attempt to resolve Envirotest will receive $145 million, with interest at 6 percent per annum; and (v) in 1995, the Commonwealth, the Governor of Pennsylvania, the City of Philadelphia and the Mayor of Philadelphia were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The Commonwealth and the City were joined to determine their liability, if any, to pay additional costs necessary to remedy segregation-related conditions found to exist in Philadelphia public schools. In January 1997, the Pennsylvania Supreme Court ordered the parties to brief certain issues, but no decision by the Supreme Court has been issued.

         A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January 1996. The General Assembly authorized $123 million to provide for the Commonwealth's share of the required match for federal public assistance and disaster mitigation funds.

         Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA- by S&P and A1 by Moody's and Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB- and BBB+, respectively, by S&P and Baa and Baa1, respectively, by Moody's.

         The City of Philadelphia (the "City") experienced a series of General Fund deficits for fiscal years 1988 through 1992 and, while its general financial situation has improved, the City is still seeking a long-term solution for its economic difficulties. The audited balance of the City's General Fund as of June 30, 1996 was a surplus of $118.5 million.

         In recent years, an authority of the Commonwealth, the Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA in 1995. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1996, but its authority to refund existing debt will not expire.

SPECIAL RISK CONSIDERATIONS REGARDING INVESTMENT IN OHIO MUNICIPAL
SECURITIES


         As described in the Prospectus, the Ohio Municipal Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

         Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

         There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

         The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Fund or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

         Ohio is the seventh most populous state; the 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1996 is 11,173,000.

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

         In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years the State rates were below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of the State.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

         The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

         Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

         A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

         None of the spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

         The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

         From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million went to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF (which had a May 9, 1998 balance of $862.7 million), and the $263 million balance to a State income tax reduction.

         The GRF appropriations act for the 1997-98 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Subsequent legislation increased the fiscal year 1999 GRF appropriation level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.

         The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

         By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At June 26, 1998, $1.06 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding or awaiting delivery. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($28.2 million outstanding); (b) $240 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($945.5 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).

         The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

         The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5 billion of which were outstanding at June 26, 1998.

         The State estimates aggregate FY 1998 rental payments under various capital lease and lease purchase agreements (as of June 26, 1998) to be approximately $9.1 million. In recent years, State agencies have also participated in transportation and office building projects that may have some local as well as State use and benefit, in connection with which the State enters into lease purchase agreements with terms ranging from 7 to 20 years. Certificates of participation, or special obligation bonds of the State or a local agency, are issued that represent fractionalized interests in or are payable from the State's anticipated payments. The State estimates highest future FY payments under those agreements (as of June 26, 1998) to be approximately $30.7 million (of which $27.2 million is payable from sources other than the GRF, such as federal highway money distributions). State payments under all those agreements are subject to biennial appropriations, with the lease terms being two years subject to renewal if appropriations are made.

         A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

         A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

         State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

         Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts (as of June 26, 1998) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program described below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 24, 1998) to permit time for responsive corrective actions. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113.2 million for 12 districts in 1997 (including $90 million for restructuring prior loans to one).

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

         For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village and two cities are in preliminary "fiscal watch" status). As of June 26, 1998, the 1996 school district "fiscal emergency" provision was applied to six districts, and ten districts were on preliminary "fiscal watch" status.

         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.


                                 NET ASSET VALUE

         The Trust uses the amortized cost method to value shares in the Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         Each Fund invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                                    DIVIDENDS

         As stated, the Trust uses its best efforts to maintain the net asset value per share of the Funds at $1.00. As a result of a significant expense or realized or unrealized loss incurred by the Funds, it is possible that a Fund's net asset value per share may fall below $1.00. Should the Trust incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of a Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to the Funds or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund experiencing such effect. Such expense or loss may result in a shareholder's receiving no dividends for the period in which he holds shares of a Fund and/or in his receiving upon redemption a price per share lower than the price he paid.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

         The B Shares class for each of the Money Market and Tax Exempt Funds is expected to commence operations on or about January 1, 1998.

         The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC;
(b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.


         As described in the Prospectus, Institutional shares of the Funds are sold to certain qualified investors at their net asset value without a sales charge. Retail shares of the Funds are sold to public investors at the public offering price based on the Fund's net asset value, without a front-end load or sales charge, as described in the Prospectus. B shares of the Money Market and Tax Exempt Funds are available only to the holders of B shares of another Fund who wish to exchange their B shares of such other Fund for B shares of the Money Market and/or Tax Exempt Funds. B shares of the Funds are sold to public investors at net asset value but are subject to a contingent deferred sales charge which is payable upon redemption of such shares as described in the Prospectus. There is no sales load or contingent deferred sales charge imposed for shares acquired through the reinvestment of dividends or distributions on such shares.


EXCHANGE PRIVILEGE

         Investors may exchange all or part of their Retail or B shares as described in the Prospectus. Any rights an Investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Fund Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


         By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail or B shares and account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES


         The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 66 classes of shares. Fourteen of these classes, which represent interests in the Money Market Fund (Class A, Class A - Special Series 1 and Class A - Special Series 2), Government Fund (Class B and Class B - Special Series 1), Treasury Fund (Class C and Class C - Special Series 1), Tax Exempt Fund (Class D, Class D - Special Series 1 and Class D - Special Series 2), Pennsylvania Tax Exempt Fund (Class Q and Class Q - Special Series 1) and Ohio Municipal Fund (Class BB and Class BB - Special Series 1) are described in this Statement of Additional Information and the related Prospectus.


         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Institutional and Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, and only B shares of a fund will be entitled to vote on matters relating to a distribution plan with respect to B shares.


         Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax adviser with specific reference to their own tax situation.


GENERAL


         Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each calendar year to avoid liability for this excise tax.


If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities with respect to the Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.


         Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

         Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, such Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAX EXEMPT FUND, PENNSYLVANIA TAX EXEMPT FUND AND OHIO MUNICIPAL FUND


         As described above and in the Prospectus, the Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt.

         The policy of the Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds is to pay each year as federal exempt-interest dividends substantially all the Funds' Municipal Securities interest income net of certain deductions. In order for the Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of their respective portfolios must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Funds with respect to such year.

         The Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

         Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if the shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships, and S corporations and their shareholders.


         Interest on indebtedness incurred by a shareholder to purchase or carry Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Fund shares is not deductible for federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.


                              TRUSTEES AND OFFICERS

         The trustees and executive officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------
Robert D. Neary                                     Chairman of the Board                 Retired Co-Chairman of
32980 Creekside Drive                               and Trustee                           Ernst & Young, April 1984
Pepper Pike, OH 44124                                                                     to September 1993;
Age 64                                                                                    Director, Cold Metal
                                                                                          Products, Inc., since
                                                                                          March 1994; Director, Zurn
                                                                                          Industries, Inc. (building
                                                                                          products and construction
                                                                                          services), June 1995 to
                                                                                          June 1998.

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------
Herbert R. Martens, Jr.*                            President and Trustee                 Executive Vice President,
c/o NatCity Investments, Inc.                                                             National City Corporation
1965 East Sixth Street                                                                    (bank holding company),
Cleveland, OH  44114                                                                      since July 1997; Chairman,
Age 45                                                                                    President and Chief
                                                                                          Executive Officer, NatCity
                                                                                          Investments, Inc.
                                                                                          (investment banking),
                                                                                          since July 1995; President
                                                                                          and Chief Executive
                                                                                          Officer, Raffensberger,
                                                                                          Hughes & Co. (broker-
                                                                                          dealer), from 1993 until
                                                                                          1995; President, Reserve
                                                                                          Capital Group, from 1990
                                                                                          until 1993.

Leigh Carter*                                       Trustee                               Retired President and
13901 Shaker Blvd., #6B                                                                   Chief Operating Officer,
Cleveland, OH  44120                                                                      B.F. Goodrich Company,
Age 72                                                                                    August 1986 to September
                                                                                          1990; Director, Adams
                                                                                          Express Company (closed-
                                                                                          end investment company),
                                                                                          April 1982 to December
                                                                                          1997; Director, Acromed
                                                                                          Corporation (producer of
                                                                                          spinal implants), June
                                                                                          1992 to March 1998;
                                                                                          Director, Petroleum &
                                                                                          Resources Corp., April
                                                                                          1987 to December 1997;
                                                                                          Director, Morrison
                                                                                          Products (manufacturer of
                                                                                          blower fans and air moving
                                                                                          equipment), since April
                                                                                          1983; Director, Kirtland
                                                                                          Capital Corp. (privately
                                                                                          funded investment group),
                                                                                          since January 1992.

John F. Durkott                                     Trustee                               President and Chief
8600 Allisonville Road                                                                    Operating Officer,
Indianapolis, IN  46250                                                                   Kittle's Home Furnishings
Age 54                                                                                    Center, Inc., since
                                                                                          January 1982; partner,
                                                                                          Kittles Bloomington
                                                                                          Property Company, since
                                                                                          January 1981; partner,
                                                                                          KK&D (Affiliated Real
                                                                                          Estate Companies of
                                                                                          Kittle's Home Furnishings
                                                                                          Center), since January
                                                                                          1989.

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------
Robert J. Farling                                   Trustee                               Retired Chairman,
1608 Balmoral Way                                                                         President and Chief
Westlake, OH  44145                                                                       Executive Officer,
Age 61                                                                                    Centerior Energy (electric
                                                                                          utility), March 1992 to
                                                                                          October 1997; Director,
                                                                                          National City Bank, until
                                                                                          October 1997; Director,
                                                                                          Republic Engineered
                                                                                          Steels, since October
                                                                                          1997.

Richard W. Furst, Dean                              Trustee                               Professor of Finance and
600 Autumn Lane                                                                           Dean, Carol Martin Gatton
Lexington, KY  40502                                                                      College of Business and
Age 59                                                                                    Economics, University of
                                                                                          Kentucky, since 1981;
                                                                                          Director, The Seed
                                                                                          Corporation (restaurant
                                                                                          group), since 1990;
                                                                                          Director, Foam Design,
                                                                                          Inc. (manufacturer of
                                                                                          industrial and commercial
                                                                                          foam products), since
                                                                                          1993.

Gerald L. Gherlein                                  Trustee                               Executive Vice-President
3679 Greenwood Drive                                                                      and General Counsel, Eaton
Pepper Pike, OH  44124                                                                    Corporation, since 1991
Age 60                                                                                    (global manufacturing);
                                                                                          Trustee, Meridia Health
                                                                                          System (four hospital
                                                                                          health system); Trustee,
                                                                                          WVIZ Educational
                                                                                          Television (public
                                                                                          television).

J. William Pullen                                   Trustee                               President and Chief
Whayne Supply Company                                                                     Executive Officer, Whayne
1400 Cecil Avenue                                                                         Supply Co. (engine and
P.O. Box 35900                                                                            heavy equipment
Louisville, KY 40232-5900                                                                 distribution), since 1986;
Age 59                                                                                    President and Chief
                                                                                          Executive Officer,
                                                                                          American Contractors
                                                                                          Rentals & Sales (rental
                                                                                          subsidiary of Whayne
                                                                                          Supply Co.), since 1988.

                                                                                          PRINCIPAL OCCUPATION
                                                    POSITION WITH                         DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                           AND OTHER AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------
W. Bruce McConnel, III                              Secretary                             Partner of the law firm
Philadelphia National                                                                     Drinker Biddle & Reath
  Bank Building                                                                           LLP, Philadelphia,
1345 Chestnut Street                                                                      Pennsylvania
Suite 1100
Philadelphia, PA  19107
Age 55

Carol L. Rooney                                     Treasurer                             Director of SEI Fund
c/o SEI Fund Resources                                                                    Resources since 1992.
One Freedom Valley Road
Oaks, PA  19456
Age 34

Kathryn L. Stanton                                  Assistant Treasurer                   Vice President and
c/o SEI Fund Resources                                                                    Assistant Secretary of SEI
One Freedom Valley Road                                                                   Fund Resources and SEI
Oaks, PA  19456                                                                           Investments Distribution
Age 39                                                                                    Co. since 1994; Associate,
                                                                                          Morgan Lewis & Bockius LLP
                                                                                          (law firm).

--------------------

* Messrs. Carter and Martens are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.


         Herbert R. Martens, Jr. is employed by National City Corporation, the parent corporation to National City Bank, which receives fees as investment adviser to the Trust. Mmes. Rooney and Stanton are employed by SEI Fund Resources, which receives fees as Administrator to the Trust. Ms. Stanton is also employed by SEI Investments Distribution Co., which receives fees as Distributor to the Trust. Mr. McConnel is a partner of the law firm, Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust.

         Each trustee receives an annual fee of $12,500 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. For the year ended May 31, 1997, the Trust's trustees and officers as a group received aggregate fees of $125,000. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

         The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1997:

                                                                 Pension or
                                                                 Retirement                                     Total
                                                              Benefits Accrued                               Compensation
                                            Aggregate            as Part of               Estimated          from the Trust
               Name of                    Compensation           the Trust's          Approval Benefits         and Fund
          Person, Position               from the Trust           Expenses             Upon Retirement           Complex*
Robert D. Neary,                             $18,750                 $0                      $0                $18,750(3)****
Chairman and Trustee

Thomas R. Benua, Jr.,                        $17,500                 $0                      $0                $17,500(3)****
Trustee**

Leigh Carter, Trustee                        $17,500                 $0                      $0                $17,500(3)****

John F. Durkott, Trustee                     $17,500                 $0                      $0                $17,500(3)****

Robert J. Farling, Trustee                    ***                   ***                     ***                      ***

Richard W. Furst, Trustee                   $17,500                  $0                      $0                $17,500(3)****

Gerald L. Gherlein, Trustee                   ***                   ***                     ***                      ***

Herbert R. Martens, Jr.,                      ***                   ***                     ***                      ***
President and Trustee

J. William Pullen, Trustee                  $17,500                  $0                      $0                $17,500(3)****

Richard B. Tullis, Trustee**                $18,750                  $0                      $0                $18,750(3)****


SHAREHOLDER AND TRUSTEE LIABILITY

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note,

--------

* The "Fund Complex" consists of Armada Funds, The Parkstone Group of Funds and The Parkstone Advantage Funds.


** Messrs. Benua and Tullis resigned as Trustees effective July 17, 1997 and November 19, 1997, respectively.

*** Messrs. Farling, Gherlein and Martens were not Trustees of the Trust during the fiscal year ended May 31, 1997.

**** Number of investment companies in the Fund Complex for which trustee served as trustee.

bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

         The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS


ADVISORY AGREEMENTS

         National City serves as investment adviser to the Funds. Prior to November 19, 1997, National City, National City Bank of Columbus and National City Bank of Kentucky served as investment adviser to the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds (together, the "three Advisers"). The three Advisers are affiliates of National City Corporation, a bank holding company with over $75 billion in assets, and headquarters in Cleveland, Ohio and over 1,000 branch offices in six states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $45 billion in assets. From time to time, the Adviser may voluntarily waive fees or reimburse the Trust for expenses.


         Pursuant to the Trust's then current advisory agreement, the Trust incurred advisory fees in the following amounts for the fiscal years ended May 31, 1997, 1996 and 1995: (i) $5,067,456 (after waivers of $2,026,982),
$3,686,919 (after waivers of $1,473,398) and $2,827,383 (after waivers of
$1,128,026), respectively, for the Money Market Fund; (ii) $2,415,282 (after waivers of $966,112), $1,654,730 (after waivers of $661,292) and $1,766,159
(after waivers of $706,463), respectively, for the Government Fund, and (iii) $573,529 (after waivers of $764,704), $444,402 (after waivers of $592,531) and
$307,159 (after waivers of $410,198), respectively, for the Tax Exempt Fund. Advisory fees in the amounts of $794,834 (after waivers of $158,966), $527,698 (after waivers of $105,510) and $313,967 (after waivers of $62,648) were incurred for the fiscal year ended May 31, 1997, 1996 and for the period from June 16, 1994 (commencement of operations) through May 31, 1995 with respect to the Treasury Fund.


         For the period from September 9, 1996 (date of reorganization of the Predecessor Fund) until May 31, 1997, National City, the Adviser of the Pennsylvania Tax Exempt Fund, earned advisory fees of $224,379 and waived fees in the amount of $140,237 with respect to that Fund. For the period from June 1, 1996 until September 9, 1996, for the one- month period ended May 31, 1996, for the fiscal year ended April 30, 1996 and for the period from August 8, 1994 (commencement of operations) through April 30, 1995, Integra Trust Company ("Integra"), the investment adviser to the Predecessor Fund, earned advisory fees of $85,768, $26,907, $310,912 and $76,582, respectively, and Integra waived fees in the amount of $51,068, $9,868, $110,272 and $84,075, respectively.

         National City serves as investment adviser to the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds under an Advisory Agreement dated November 19, 1997 and as investment adviser to the Ohio Municipal Fund pursuant to an Advisory Agreement dated April 9, 1998. Each of the Advisory Agreements provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by them of their duties and obligations thereunder. In addition, National City has undertaken in the Advisory Agreements to maintain its policy and practice of conducting its Trust Department independently of its Commercial Departments.

         The Advisory Agreement relating to the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds was approved by the shareholders of each Fund on November 19, 1997. The Advisory Agreement with National City relating to the Ohio Municipal Fund was approved by the sole shareholder of the Fund as of the day prior to the day it commenced operations. Unless sooner terminated, the Advisory Agreement relating to the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds will continue in effect with respect to a particular Fund to which it relates until September 30, 1998, and the Advisory Agreement with National City relating to the Ohio Municipal Fund will continue in effect with respect to the Ohio Municipal Fund until September 30, 1999, and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined in the Funds' Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreements may be terminated by the Trust or the Adviser on 60 days written notice, and will terminate immediately in the event of their assignment.


ADMINISTRATION AGREEMENT AND SUB-ADMINISTRATION

         The Trust and SEI Fund Resources (the "Administrator") have entered into an administration agreement (the "Administration Agreement") effective May 1, 1998.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

         The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interests in the Administrator. SEI Investments and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Boy 1784 Funds(R), CoreFunds, Inc., CUFUND, The Expedition Funds, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, Santa Barbara Group of Mutual Funds, Inc., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset

Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds and TIP Institutional Funds.

         The Administrator is entitled to receive with respect to the Funds, an administrative fee, computed daily and paid monthly, at an annual rate of .07% of the aggregate average daily net assets of all of the investment funds of Armada up to the first eighteen (18) billion dollars in assets, and .06% of the aggregate average daily net assets of over eighteen (18) billion dollars in assets, and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Funds.

         Prior to May 1, 1998, PFPC served as the administrator and accounting agent to the Funds. Pursuant to the Administration and Accounting Services Agreement, the Trust incurred the following fees to PFPC for the fiscal years ended May 31, 1997, 1996 and 1995: (i) $502,464, $421,493, $322,722,
respectively, for the Money Market Fund; (ii) $239,708, $187,373 and $210,983, respectively, for the Government Fund; and (iii) $170,489, $145,303 and $102,395, respectively, for the Tax Exempt Fund. Administration fees in the amounts of $79,005, $37,703 and $59,255 were incurred for the fiscal years ended May 31, 1997, 1996 and for the period from June 16, 1994 (commencement of operations) through May 31, 1995 with respect to the Treasury Fund.


         For the period from September 9, 1996 (date of reorganization of the Predecessor Fund) until May 31, 1997, PFPC earned administration fees of $24,530 with respect to the Pennsylvania Tax Exempt Fund. For the period from June 1, 1996 until September 9, 1996, for the one-month period ended May 31, 1996, for the fiscal year ended April 30, 1996 and for the period from August 8, 1994 (commencement of operations) through April 30, 1995, SEI Financial Management Corporation, a wholly-owned subsidiary of SEI Corporation, served as administrator to the Predecessor Fund and earned the following fees: $28,589; $8,969; $103,634; and $53,552, respectively.


         National City Bank serves as sub-administrator for each Fund and provides certain services as may be requested by the Administrator from time to time. For its services as Sub-Administrator, National City Bank receives, from the Administrator, pursuant to its Sub-Administration Agreement with the Administrator, a fee, computed daily and paid monthly, at the annual rate of
 .01% of the aggregate average daily net assets of all of the investment funds of Armada up to the first $ 15 billion, and .015% of the aggregate average daily net assets over $15 billion.

DISTRIBUTION PLANS AND RELATED AGREEMENT

         The Distributor acts as distributor of the Funds' shares pursuant to its Distribution Agreements with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

         Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Service and Distribution Plan for Retail and Institutional shares (the "Retail and Institutional Shares Plan") and a B Shares Distribution and Servicing Plan ("B Shares Plan," and, collectively, the "Distribution Plans") which permit the Trust to bear certain expenses in connection with the distribution of Institutional and Retail shares, or B shares, respectively. As required by Rule 12b-1, the Trust's Distribution Plans and the related Distribution Agreements have been approved, and are subject to annual approval by a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Distribution Plans or any agreement relating to the Distribution Plans, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans and related agreements. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Distribution Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plans and related agreements will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

         Any change in a Distribution Plan that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, such Distribution Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the particular Plan or related agreement. The Distribution Plans and related agreement may be terminated as to a particular Fund or class by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.


         The Retail and Institutional Shares Plan provides that each fund will reimburse the Distributor for distribution expenses related to the distribution of Retail and Institutional shares in an amount not to exceed .10% per annum of the average aggregate net assets of such shares. The Retail and Institutional Plan provides that the Trust will pay the Distributor an annual base fee of $__________ plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trust's investment funds with respect to the Institutional and Retail shares. The B Shares Plan provides that each B share class will compensate the Distributor for distribution of B shares in an amount not to exceed .75% of the average net assets of such class. Distribution expenses reimbursable by the Distributor pursuant to each Distribution Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a fund's shares, and direct and indirect costs and expenses of preparing, printing and distribution of its prospectuses to other than current shareholders.


         The Distribution Plans have been approved by the Board of Trustees, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to either Plan or interested persons of any such party and who have no direct or indirect financial interest in either Plan and
(2) the vote of a majority of the entire Board of Trustees.

         For the period from March 10, 1997 to May 31, 1997, the Trust paid the Distributor $121,188 with respect to the Money Market Fund, $51,393 with respect to the Government Fund, $14,929 with respect to the Treasury Fund, and $23,431 with respect to the Tax Exempt Fund under the Retail and Institutional Shares Plan. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Money Market Fund, $36,356 was attributable to distribution services and $84,832 was attributable to marketing/consultation. Of the aggregate amount paid to the Distributor by the Trust with respect to the Government Fund, $15,418 was attributable to distribution services and $35,975 was attributable to marketing/consultation. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Treasury Fund, $4,479 was attributable to distribution services and $10,450 was attributable to marketing/consultation. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Tax-Exempt Fund, $7,030 was attributable to distribution services and $16,401 was attributable to marketing/consultation. Distribution services include broker/dealer and investor support, voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning.

         For the period from June 1, 1996 through March 7, 1997, the Trust paid 440 Financial Distributors, Inc. ("440 Financial") $545,381 with respect to the Money Market Fund, $265,479 with respect to the Government Fund, $97,651 with respect to the Treasury Fund, and $103,376 with respect to the Tax Exempt Fund under the Retail and Institutional Shares Plan.

         For the period from March 10, 1997 to May 31, 1997, the Trust paid the Distributor $4,325 with respect to the Pennsylvania Tax Exempt Fund under the Retail and Institutional Shares Plan. Of the aggregate amounts paid to the Distributor by the Trust with respect to the Pennsylvania Tax Exempt Fund, $1,297 was attributable to distribution services and $3,028 was attributable to marketing/consultation. Distribution services include broker/dealer and investor support voice response development, wholesaling services, legal review and NASD filings and transfer agency management. Marketing/Consultation includes planning and development, market and industry research and analysis and marketing strategy and planning. For the period from September 9, 1996 (date of reorganization of the Predecessor Fund) through March 7, 1997, the Trust paid 440 Financial $11,576 with respect to the Pennsylvania Tax Exempt Fund under the Retail and Institutional Shares Plan.

         Class A Shares of the Predecessor Fund were subject to a Plan adopted pursuant to rule 12b-1 under the 1940 Act (the "Plan"). The Plan provided for reimbursement to the Predecessor Fund's distributor, SEI Investments Distribution Co., of the Predecessor Fund's distribution expenses, including (1) the cost of prospectuses, reports to shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of Inventor's shares including the distributor's expenses for travel, communication, compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of Class A shares subject to approval by a majority of disinterested directors of Inventor. For the period from June 1, 1996 until September 9, 1996, the distributor of the Predecessor Fund received $0 from the fund (after waivers of $47,649).

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

         National City Bank serves as the Trust's custodian with respect to the Funds. Under its Custodian Services Agreement, National City Bank has agreed to:
(i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Funds harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed $.225 for each $1,000 of average gross assets of such Fund.

         State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Funds. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties;
(iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Funds' operations. The Transfer Agent sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with each Fund.

                           SHAREHOLDER SERVICES PLANS


         As stated in the Prospectus, the Trust has implemented the Shareholder Services Plan for each Fund's Retail shares and the B Shares Plan for each Fund offering B shares. Pursuant to these plans, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares or B shares in consideration for the payment of up to .15% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail or B shares; (iii) processing dividend payments from the Fund; (iv) providing information periodically to customers showing their position in Retail or B shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail or B shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.


                             PORTFOLIO TRANSACTIONS


         Pursuant to its Advisory Agreements with the Trust, National City is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.


         While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the current Advisory Agreements, pursuant to
Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by a Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

         Portfolio securities will not be purchased from or sold to the Trust's adviser, Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Funds will not give preference to the Adviser's correspondents, with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         While serving as Adviser to the Funds, National City has agreed to maintain its policy and practice of conducting its Trust Department independently of its Commercial Department. In making investment recommendations for the Trust, Trust Department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Trust.

         Portfolio securities will not be purchased from or sold to the Trust's Adviser, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Trust will not give preference to its Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. Under certain circumstances, the Trust may be at a disadvantage because of these limitations compared with the portfolios of other investment companies with similar objectives that are not subject to such limitations.

         The Trust is required to identify any securities of its "regular brokers or dealers" that it has acquired during its most recent fiscal year. At May 31, 1997, (a) the Money Market Fund had entered into repurchase transactions with: First Boston in the amount of $90,000,000 to be repurchased on June 2, 1997 at $90,042,150 and with Prudential-Bache Securities in the amount of $45,000,000 to be repurchased on June 2, 1997 at $45,020,963; (b) the Government Fund had entered into repurchase transactions with First Boston in the amount of $159,000,000 to be repurchased on June 2, 1997 at $159,074,465.


         Investment decisions for each Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser. Such other Funds, investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. In connection therewith, and to the extent permitted by law and by the current Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or advisory clients.


                                    AUDITORS

         Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust. The financial statements, as of and for the period ended May 31, 1997, for the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds, which are incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report referred to under "Financial Statements," and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

         The financial statements for periods or years prior to May 31, 1997 with respect to the Predecessor Fund, which are incorporated by reference in this Statement of Additional Information, were audited by Coopers & Lybrand, L.L.P., independent accountants for the Predecessor Fund, whose report dated July 26, 1996, expressed an unqualified opinion on such financial statements, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     COUNSEL

         Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon the legality of the shares offered hereby.

                          STANDARDIZED YIELD QUOTATIONS

         "Yields," as described in the Prospectus, are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for a class of Fund shares is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the class having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the value of an account in a class includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the class' mean or median account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The "effective yield" for a class of Fund shares is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


         The Tax Exempt, Pennsylvania Tax Exempt and Ohio Municipal Funds' "tax-equivalent yields" are computed by dividing the portion of those Funds' yields (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate (using 39.6% tax bracket) and adding that figure to that portion, if any, of the respective Fund's yield that is not exempt from federal income tax.


         For the seven-day period ended May 31, 1997, the yields of the Retail and Institutional shares of the Money Market Fund, Government Fund, Treasury Fund, Tax Exempt Fund and Pennsylvania Tax Exempt Fund were 5.14% and 5.24%, 5.08% and 5.18%, 4.79% and 4.89%, 3.39% and 3.49%, and
3.48% and 3.58%, respectively, and their respective effective yields were 5.27% and 5.38%, 5.21% and 5.31%, 4.91% and 5.01%, 3.44% and 3.55%, and 3.54% and
3.65%, respectively.

         For the Tax Exempt and Pennsylvania Tax Exempt Funds, the tax-equivalent effective yields (assuming a 39.6% federal tax rate in the case of both Funds and a 2.8% Pennsylvania tax rate in the case of the Pennsylvania Tax Exempt Fund) for their Retail and Institutional shares for the seven-day period ended May 31, 1997 were 5.70% and 5.88%, and 6.03% and 6.22%, respectively.

         The current yield for each class of shares in a Fund may be obtained by calling the Trust at the telephone number provided on the cover page. Quoted yields are not indicative of future yields. Yields will depend upon factors such as fund maturity, the Fund's expenses and the types of instruments held by the Fund.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.


         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund, high- quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  MISCELLANEOUS


         The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. With respect to the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds, all organization expenses are or were being amortized on the straight-line method over a period of five years from the date of commencement of operations.


         As used in the Prospectus, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining a Fund's net asset value, assets belonging to a particular Fund are charged with the liabilities in respect of that Fund.



         As of June 19, 1998, the following bank subsidiaries of National City Corporation held of record 5% or more of the outstanding Institutional shares of the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds acting as agent or custodian for their customers, but did not own such shares beneficially:

                            Percentage of Outstanding
                              Institutional Shares

                                         Government   Treasury               Pennsylvania
                               Money        Money      Money        Tax          Tax
                               Market      Market      Market      Exempt       Exempt
                                Fund        Fund        Fund        Fund         Fund
National City Bank,             4.32%       1.36%      15.31%       3.93%       0.23%
  Northeast
One Cascade Plaza
Akron, OH 44308

National City Bank of           3.10%       1.72%       6.31%      12.80%          0%
  Dayton
Gem Plaza, 6 N. Main
Dayton, OH 45412

National City Bank             39.64%      30.14%      11.69%      32.12%       0.61%
1900 East Ninth Street
Cleveland, OH 44114-3484

National City Bank of           3.74%       9.26%      13.33%      24.33%       0.05%
  Columbus
155 East Broad Street
Columbus, OH 43251

National City Bank of          13.15%      43.23%       1.24%      11.59%       0.01%
  Kentucky
National City Tower
101 South Fifth Street
Louisville, KY 40202

National City Bank of           8.26%       3.31%      31.21%       9.84%          0%
  Indiana
101 W. Washington Street
Indianapolis, IN 46255

National City Bank,             5.71%       0.03%       4.10%       1.82%          0%
  Northwest
405 Madison Avenue
Toledo, OH 43603

National City Bank of          16.01%       7.74%      16.18%       0.99%      99.02%
  Pennsylvania
400 Fourth Avenue
Pittsburgh, PA 15222

National City Trust Co.         0.31%       0.63%       0.22%       2.78%          0%
1401 Forum Way, Suite 503
West Palm Beach, FL 33401

         As of June 23, 1998, the following persons owned as of record 5 percent or more of the shares of the Funds of the Trust:



ARMADA Government Money Market Fund (Institutional)
---------------------------------------------------

                                                               # OF OUTSTANDING SHARES             % OF OUTSTANDING SHARES
                                                               -----------------------             -----------------------
National City Corporation                                              254,953,825.960                              25.72%
Noreen Wasserbauer
Corporate 14th fl. - M.O. #2145
1900 E. 9th Street
Cleveland  OH  44114

ARMADA Tax Exempt Money Market Fund (Institutional)
---------------------------------------------------

                                                                # OF OUTSTANDING SHARES            % OF OUTSTANDING SHARES
                                                                -----------------------            -----------------------
American Electric Power Service Corp.                                    54,838,724.870                             13.13%
Joseph H. Shepard, Jr.
One Riverside Plaza
Columbus, OH  43215

Richard H. Schaefer                                                         672,645.740                              7.26%
78 Lochinvar Ct.
Xenia, OH  45385-9398

ARMADA Treasury Money Market Fund (Institutional)
-------------------------------------------------

                                                                # OF OUTSTANDING SHARES            % OF OUTSTANDING SHARES
                                                                -----------------------            -----------------------
Federal North Business Trust                                            46,265,888.8102                             13.60%
c/o Wilmington Trust Co.
Attn.  Corporate Trust Admin.
1100 North Market Street
Wilmington, DE  19890

ARMADA Pennsylvania Tax Exempt Money Market Fund (Institutional)
----------------------------------------------------------------

                                                                # OF OUTSTANDING SHARES            % OF OUTSTANDING SHARES
                                                                -----------------------            -----------------------
Banbury Associates                                                        5,000,000.000                              7.24%
c/o National City Bank of Pennsylvania
400 Fourth Avenue
Pittsburgh, PA  15222



ARMADA Treasury Money Market Fund (Retail)
------------------------------------------

                                                                # OF OUTSTANDING SHARES            % OF OUTSTANDING SHARES
                                                                -----------------------            -----------------------
Triple S Plastics Georgetown                                               2,931,931.03                             22.21%
Const Fund
Attn:  John Crandle, Commercial Loans
108 E. Michigan Avenue
Kalamazoo, MI  49007-3966

AFSCME Benefit Trust                                                       1,317,127.35                              9.98%
P. O. Box 845
Springfield, IL  62705-0845

Warner Theatre Preservation                                               1,096,475.990                              8.41%
Trust Corp.
P. O. Box 1645
Erie, PA  16507-0645

ARMADA Tax Exempt Money Market Fund (Retail)
--------------------------------------------

                                                                # OF OUTSTANDING SHARES            % OF OUTSTANDING SHARES
                                                                -----------------------            -----------------------
Samtec Inc.                                                                9,377,263.82                              6.65%
Attn:  Terry Whitworth
P. O. Box 1147
New Albany, IN  47151-1147

ARMADA Money Market Fund (B)
----------------------------

                                                                # OF OUTSTANDING SHARES            % OF OUTSTANDING SHARES
                                                                -----------------------            -----------------------
Donald G. Wolf                                                                3,758.570                              78.20%
22675 Coleta Drive
Salinas, Ca  93908-1101

SEI Investments Co.                                                           1,002.990                              20.87%
Attn:  Rob Silvestri
One Freedom Valley Drive
Oaks, PA  19456

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

         A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.

         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

         Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:


         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

         To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - This designation denotes speculative quality and lack of margins of protection.

         Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                    FORM N-1A

                           Part C - Other Information

Item 24.   Financial Statements and Exhibits
           ---------------------------------

         A.       Financial Statements

                  1.       Included in Part A of the Registration Statement:
                           None.

                  2. Incorporated by reference in Part B of the Registration Statement:

                           The audited financial statements and related notes thereto for the Money Market, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds as contained in Registrant's May 31, 1997 Annual Report to Shareholders, a copy of which has been filed with the Commission.

B.       EXHIBITS

                  1. Declaration of Trust dated January 28, 1986 is incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 1 to Registrant's Registration Statement filed on December 16, 1986 ("PEA No. 1").

                           a. Amendment No. 1 to Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement filed on August 1, 1989 ("PEA No. 6").

                           b. Amendment No. 2 to Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 23 to Registrant's Registration Statement filed on May 11, 1995 ("PEA No. 23").

                           c. Certificate of Classification of Shares reflecting the creation of the Tax Exempt Portfolio (Trust) as filed with the Office of Secretary of State of Massachusetts on October 16, 1989 is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 26 to Registrant's Registration Statement filed on May 15, 1996 ("PEA No. 26").

                           d. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government, Treasury, Tax Exempt, Equity, Bond and Ohio Tax Exempt Portfolios as filed with the Office of Secretary of State of

                                    Massachusetts on December 11, 1989 is
                                    incorporated herein by reference to
                                    Exhibit 1(d) to PEA No. 26.


                           e. Certificate of Classification of Shares reflecting the creation of Special Series 1 in the Money Market, Government, Treasury, Tax Exempt, Equity, Bond and Ohio Tax Exempt Portfolios as filed with the Office of the Secretary of State of Massachusetts on September 12, 1990 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                           f. Certificate of Classification of Shares reflecting the creation of Class L and Class L-Special Series 1 shares, Class M and Class M-Special Series 1, Class N and Class N-Special Series 1, Class O and Class O-Special Series 1, and Class P and Class P-Special Series 1 representing interests in the National Tax Exempt Portfolio, Equity Income Portfolio, Mid Cap Regional Equity Portfolio, Enhanced Income Fund and Total Return Advantage Fund, respectively, as filed with the Office of Secretary of State of Massachusetts on June 30, 1994 is incorporated herein by reference to Exhibit 1(e) to PEA No. 26.

                           g. Certificate of Classification of Shares reflecting the creation of Class Q and Class Q-Special Series 1 shares, Class R and Class R-Special Series 1, Class S and Class S-Special Series 1 shares, and Class T and Class T-Special Series 1 shares representing interests in the Pennsylvania Tax Exempt, Intermediate Government, GNMA and Pennsylvania Municipal Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on September 10, 1996 is incorporated herein by reference to
                                    Exhibit 1(g) to Post-Effective Amendment No.
                                    33 to Registrant's Registration Statement filed on April 11, 1997 ("PEA No. 33").

                           h. Certificate of Classification of Shares reflecting the creation of Class U and Class U-Special Series 1 shares, Class V and Class V-Special Series 1 shares and Class W and Class W-Special Series 1 shares representing interests in the International Equity, Equity Index and Core Equity Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 35 to Registrant's Registration Statement filed on July 22, 1997 ("PEA No. 35").

                           i. Certificate of Classification of Shares reflecting the creation of Class X and Class X-Special Series 1 shares and Class Y and Class Y-Special Series 1 shares representing interests in the Small Cap Growth Fund and Real Return Advantage Funds, respectively, as filed with the Office of the Secretary of State of Massachusetts on June 27, 1997 is incorporated herein by reference to Exhibit 1(i) to PEA No. 35.

                           j. Certificate of Classification of Shares reflecting the creation of Special Series 2 Shares representing interests in the Money Market, Government Money Market,

                                    Treasury Money Market, Tax-Exempt Money
                                    Market, Equity Growth, Equity Income,
                                    Small Cap Value (formerly, the Mid Cap
                                    Regional), Enhanced Income, Total Return
                                    Advantage, Intermediate Bond (formerly, the
                                    Fixed Income), Ohio Tax-Exempt, National
                                    Tax-Exempt, Pennsylvania Tax-Exempt, Bond
                                    (formerly, the "Intermediate Government
                                    Fund"), GNMA, Pennsylvania Municipal,
                                    International Equity, Equity Index, Core
                                    Equity, Small Cap Growth and Real Return
                                    Advantage Funds is incorporated herein by reference to Exhibit 1(j) to Post-Effective Amendment No. 38 to Registrant's Registration Statement filed on December 18, 1997 ("PEA No 38").


                           k. Form of Certificate of Classification of Shares reflecting the creation of shares in the Tax Managed Equity, Aggressive Allocation, Balanced Allocation and Conservative Allocation Funds IS INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 1(K) TO POST-EFFECTIVE AMENDMENT NO. 41 TO REGISTRANT'S REGISTRATION STATEMENT FILED ON FEBRUARY 23, 1998 ("PEA NO. 41").

                           l. FORM OF CERTIFICATE OF CLASSIFICATION OF SHARES REFLECTING THE CREATION OF SHARES IN THE OHIO MUNICIPAL MONEY MARKET FUND.

                  2. Code of Regulations as approved and adopted by Registrant's Board of Trustees on January 28, 1986 is incorporated herein by reference to Exhibit 2 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement filed on January 30, 1986 ("Pre-Effective Amendment No. 2").

                           a. Amendment No. 1 to Code of Regulations is incorporated herein by reference to Exhibit 2(a) to PEA No. 6.

                           b. Amendment No. 2 to Code of Regulations as approved and adopted by Registrant's Board of Trustees on July 17, 1997 is incorporated herein by reference to Exhibit 2(b) to PEA No. 35.

                  3.       None.

                  4.  a.   Specimen copy of share certificate for Class A
                           units of beneficial interest is incorporated herein by reference to Exhibit 4(a) to Pre-Effective
                           Amendment No. 2.

                      b. Specimen copy of share certificate for Class A - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 13 to the Registrant's Registration Statement filed on July 27, 1990 ("PEA No. 13").

                  c. Specimen copy of share certificate for Class B units of beneficial interest is incorporated herein by reference to Exhibit 4(b) to Pre-Effective Amendment No. 2.

                  d. Specimen copy of share certificate for Class B - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(d) to PEA No. 13.

                  e. Specimen copy of share certificate for Class C units of beneficial interest is incorporated herein by reference to Exhibit 4(c) to Pre-Effective Amendment No. 2.

                  f. Specimen copy of share certificate for Class C - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(f) to PEA No. 13.

                  g. Specimen copy of share certificates for Class D units of beneficial interest is incorporated herein by reference to Exhibit 4(d) to Pre-Effective Amendment No. 2.

                  h. Specimen copy of share certificate for Class D - Special Series 1 units of beneficial interest is incorporated hereby by reference to Exhibit 4(h) to PEA No. 13.

                  i. Specimen copy of share certificate for Class H units of beneficial interest is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 10 to Registrant's Registration Statement filed on April 17, 1990 ("PEA No. 10").

                  j. Specimen copy of share certificate for Class H - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(j) to PEA No. 10.

                  k. Specimen copy of share certificate for Class I units of beneficial interest is incorporated herein by reference to Exhibit 4(k) to PEA No. 10.

                  l. Specimen copy of share certificate for Class I - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(l) to PEA No. 10.

                  m. Specimen copy of share certificate for Class K units of beneficial interest is incorporated herein by reference to Exhibit 4(m) to PEA No. 10.

                  n. Specimen copy of share certificate for Class K - Special Series 1 units of beneficial interest is incorporated herein by reference to Exhibit 4(n) to PEA No. 10.

               5. (a) INVESTMENT ADVISORY AGREEMENT FOR THE MONEY MARKET PORTFOLIO,

                           Government Portfolio, Treasury Portfolio, Tax Exempt Portfolio, Equity Portfolio, Bond Portfolio and Ohio Tax Exempt Portfolio among Registrant, National City Bank, BancOhio National Bank and First National Bank of Louisville dated September 26, 1990 is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 14 to Registrant's Registration Statement filed on September 5, 1990 ("PEA No. 14").

                  b. Investment Advisory Agreement for the Money Market Portfolio (Trust), Government Portfolio (Trust), Treasury Portfolio (Trust) and Tax Exempt Portfolio (Trust) among Registrant, National City Bank, BancOhio National Bank and First National Bank of Louisville dated September 26, 1990 is incorporated herein by reference to Exhibit 5(g) to PEA No. 14.

                  c. Investment Advisory Agreement for the Enhanced Income Fund and the Total Return Advantage Fund between Registrant and National Asset Management Corporation dated July 5, 1994, is incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 21 to Registrant's Registration Statement filed on August 31, 1994 ("PEA No. 21").

                  d. Investment Advisory Agreement for the Equity Income Portfolio among Registrant, National City Bank, National City Bank, Columbus and National City Bank, Kentucky dated June 30, 1994, is incorporated herein by reference to Exhibit 5(i) to PEA No. 21.

                  e. Investment Advisory Agreement for the Mid Cap Regional Equity Portfolio between Registrant and National City Bank dated July 25, 1994, is incorporated herein by reference to Exhibit 5(j) to PEA No. 21.

                  f. Investment Advisory Agreement for the National Tax Exempt Portfolio among Registrant, National City Bank, National City Bank, Columbus, National City Bank, Kentucky and National City Bank, Indiana is incorporated herein by reference to Exhibit 5(l) to Post-Effective Amendment No. 20 to Registrant's Registration Statement filed on February 11, 1994 ("PEA No. 20").

                  g. Investment Advisory Agreement for the Pennsylvania Tax Exempt, Intermediate Government, GNMA and Pennsylvania Municipal Funds between Registrant and National City Bank dated September 9, 1996, is incorporated herein by reference to Exhibit 5(g) to PEA No. 33.

                  h. Investment Advisory Agreement for the Core Equity Fund between Registrant and National Asset Management Corporation dated July 31, 1997 is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 36 to Registrant's Registration Statement filed on September 30, 1997 ("PEA No. 36").

                  i. Investment Advisory Agreement for the Small Cap Growth, Equity Index, Real Return Advantage and International Equity Funds between Registrant and National City Bank dated July 31, 1997 is incorporated herein by reference to Exhibit 5(j) to PEA No. 36.

                  j. Sub-Advisory Agreement between National City Bank and Wellington Management Company, LLP with respect to the Small Cap Growth Fund dated July 31, 1997 is incorporated herein by reference to Exhibit 5(k) to PEA No. 36.

                  k. Advisory Agreement for the Money Market, Treasury, Government, Tax Exempt, Pennsylvania Tax Exempt, National Tax Exempt, Fixed Income, GNMA, Intermediate Government, Equity Growth, Equity Income, Mid Cap Regional, Ohio Tax Exempt and Pennsylvania Municipal Funds between Registrant and National City Bank is incorporated herein by reference to Exhibit 5(k) to PEA No. 38.

                  l. Advisory Agreement for the Enhanced Income and Total Return Advantage Funds between Registrant and National Asset Management Corporation is incorporated herein by reference to Exhibit 5(l) to PEA No. 38.

                  m. Form of Advisory Agreement for the Tax Managed Equity, Aggressive Allocation, Balanced Allocation, Conservative Allocation, Emerging Markets, Mid Cap Growth, Michigan Municipal Bond and Treasury II Funds between Registrant and National City Bank IS INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 5(M) TO PEA NO. 41.

                  n. Form of Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds Between Registrant and National City Bank.

6.       (a)      Distribution Agreement between Registrant and SEI Financial
                  Services Company dated March 8, 1997, is incorporated herein by reference to Exhibit 6 to PEA No. 33.

         b. Addendum to the Distribution Agreement between Registrant and SEI Financial Services Company, dated November 19, 1997, is incorporated herein by reference to Exhibit 6(b) to PEA No. 38.

7.       None.

8.     (a)        Custodian Services Agreement between Registrant and
                  National City Bank, dated November 7, 1994, is incorporated herein by reference to Exhibit 8(a) to Post-Effective
                  Amendment No. 22 to Registrant's Registration Statement filed on December 30, 1994 ("PEA No. 22").

         b. Sub-Custodian Agreement between National City Bank and The Bank of California, National Association, dated November 7, 1994, is incorporated herein by reference to Exhibit 8(a) to PEA No. 22.

         c. Exhibit A to the Custodian Services Agreement between Registrant and National City Bank dated July 31, 1997 is incorporated herein by reference to Exhibit 8(c) to PEA No. 36.

         d. Form of Amended Exhibit A to the Custodian Services Agreement between Registrant and National City Bank IS INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 8(D) TO PEA NO. 41.

9.       (a)      Administration and Accounting Services Agreement between
                  Registrant and PFPC Inc., dated March 1, 1993 is incorporated by reference to Exhibit 9(l) to Post-Effective Amendment No.
                  16 to Registrant's Registration Statement filed on March 1,
                  1993 ("PEA No. 16").

         b. Exhibit A to the Administration and Accounting Services Agreement dated March 1, 1993 between Registrant and PFPC Inc., dated July 31, 1997, is incorporated herein by reference to Exhibit 9(b) to PEA No. 36.

         c. Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between Registrant and State Street Bank and Trust Company, dated March 1, 1997, is incorporated herein by reference to Exhibit 9(d) to PEA No. 33.

         d. Form of Addendum No. 1 to Amended and Restated Transfer Agency and Dividend Disbursement Agreement between Registrant and State Street Bank and Trust Company IS INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 9(D) TO PEA NO. 41.

         e. Revised Shareholder Services Plan and Servicing Agreement adopted by the Board of Trustees on February 15, 1997, is incorporated herein by reference to Exhibit 9(e) to PEA No. 33.

         f. Form of Administration and Shareholder Services Agreement between Registrant and State Street Bank and Trust Company.

         g. Blue Sky Services Agreement between the Registrant and SEI Fund Resources, dated December 2, 1996, is incorporated herein by reference to Exhibit 9(f) to PEA No. 33.

      10.(a)      Opinion and consent of counsel. (1)

         (b)      Opinion of Squire, Sanders & Dempsey L.L.P.

      11.(a)      Consent of Drinker Biddle & Reath LLP.

         (b)      Consent of Squire, Sanders & Dempsey L.L.P.

         (c)      Consent of Ernst & Young L.L.P.

         (d)      Consent of Coopers & Lybrand L.L.P.

12.      Inapplicable.

13. Purchase Agreements between Registrant and McDonald & Company Securities, Inc. are incorporated herein by reference to Exhibit 13 to PEA No. 1.

         a. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Portfolio dated July 19, 1988 is incorporated

         ______________
         (1) To be filed under Rule 24f-2 as part of Registrant's
         Rule 24f-2 Notice.

                  by reference to Exhibit 13(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement filed on January 19, 1989 ("PEA No. 5").

         b. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Tax Exempt Portfolio (Trust), dated October 17, 1989, is incorporated herein by reference to Exhibit 13(b) to PEA No. 13.

         c. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Equity Portfolio and Bond Portfolio, dated December 20, 1989, is incorporated herein by reference to Exhibit 13(c) to PEA No. 13.

         d. Purchase Agreement between Registrant and McDonald & Company Securities, Inc. with respect to the Ohio Tax Exempt Portfolio, dated January 5, 1990, is incorporated herein by reference to Exhibit 13(d) to PEA No. 13.

         e. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Enhanced Income Fund, dated July 5, 1994, is incorporated herein by reference to
                  Exhibit 13(e) to PEA No. 21.

         f. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Equity Income Portfolio, dated June 30, 1994, is incorporated herein by reference to
                  Exhibit 13(g) to PEA No. 21.

         g. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Mid Cap Regional Equity Portfolio, dated July 25, 1994, is incorporated herein by reference to Exhibit 13(h) to PEA No. 21.

         h. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the Total Return Advantage Fund, dated July 5, 1994, is incorporated herein by reference to Exhibit 13(f) to PEA No. 21.

         i. Purchase Agreement between Registrant and Allmerica Investments, Inc. with respect to the National Tax Exempt Portfolio is incorporated herein by reference to Exhibit 13(e) to PEA No. 20.

         j. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Tax Exempt Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(j) to PEA No. 33.

         k. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Intermediate Government Money Market Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(k) to PEA No. 33.

         l. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the GNMA Fund, dated September 6, 1996, is incorporated herein by reference to
                  Exhibit 13(l) to PEA No. 33.

         m. Purchase Agreement between Registrant and 440 Financial Distributors, Inc. with respect to the Pennsylvania Municipal Fund, dated September 6, 1996, is incorporated herein by reference to Exhibit 13(m) to PEA No. 33.

         n. Purchase Agreement between Registrant and SEI Investments Distribution Co., ("SIDC") with respect to the Core Equity Fund is incorporated herein by reference to Exhibit 13(n) to PEA No. 36.

         o. Purchase Agreement between Registrant and SIDC with respect to the International Equity Fund is incorporated herein by reference to Exhibit 9(o) to PEA No. 36.

         p. Form of Purchase Agreement between Registrant and SEI with respect to the Equity Index Fund is incorporated herein by reference to Exhibit 13(p) to PEA No. 33.

         q. Form of Purchase Agreement between Registrant and SEI with respect to the Real Return Advantage Fund is incorporated herein by reference to Exhibit 13(q) to PEA No. 33.

         r. Purchase Agreement between Registrant and SEI with respect to the Small Cap Growth Fund is incorporated herein by reference to Exhibit 13(r) to PEA No. 36.

         s. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to Special Series 2 shares for each Fund is incorporated herein by reference to
                  Exhibit 13(s) to PEA No. 38.

         t. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Aggressive Allocation, Balanced Allocation and Conservative Allocation Funds is incorporated herein by reference to Exhibit 13(t) to PEA No. 41.

         u. Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal Money Market Fund.

14.      NONE.

15.

         a. Service and Distribution Plan for Retail and Institutional Share Classes is incorporated herein by reference to Exhibit 15(a) to PEA No. 38.

         b. B shares distribution and servicing plan is incorporated herein by reference to Exhibit 15(b) to PEA No. 38.

   16.   a.       Schedules for Computation of Performance Quotations are
                  incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 15 to Registrant's Registration
                  Statement filed on September 18, 1992 ("PEA No. 15").

         b. Schedules for Computation of Performance Quotations for the Treasury, Mid Cap Regional, Equity Growth and Equity Income Portfolios and the Enhanced Income and Total Return Advantage Funds and the Pennsylvania Tax Exempt, the Pennsylvania Municipal, the Intermediate Government and the GNMA Funds are incorporated herein by reference to Exhibit 16 to PEA No. 22.

        17.       None.

        18. Revised Plan Pursuant to Rule 18f-3 for Operation of a Triple-Class System is incorporated herein by reference to
                  Exhibit 18 to PEA No. 41.


Item 25. Persons Controlled By or Under

         COMMON CONTROL WITH REGISTRANT

         Registrant is controlled by its Board of Trustees.

         McDonald & Company Securities, Inc. ("McDonald"), the former distributor of Registrant, provided its initial capitalization.

Item 26. NUMBER OF HOLDERS OF SECURITIES. The following information is as of MAY 31, 1998:

                                                     TOTAL
                                              NUMBER OF RECORD
            Title of Class                        HOLDERS              Institutional        Retail         B Shares
-------------------------------------------------------------------------------------------------------------------
Class A units of beneficial interest                 62,365                19,139           43,222              4
(Money Market Fund)

                                                     TOTAL
                                              NUMBER OF RECORD
            Title of Class                        HOLDERS              Institutional        Retail         B Shares
-------------------------------------------------------------------------------------------------------------------

Class B units of beneficial interest                  8,862                 2,632            6,230
(Government Money Market Fund)

Class C units of beneficial interest                  2,549                 2,318              231
(Treasury Money Market Fund)

Class D units of beneficial interest                  4,773                 2,157            2,616
(Tax Exempt Money Market Fund)

Class H units of beneficial interest                  7,182                 5,984            1,164             34
(Equity Growth Fund)

Class I units of beneficial interest                  3,125                 2,799              319              7
(Intermediate Bond Fund)

Class K units of beneficial interest                  1,242                 1,147               95
(Ohio Tax Exempt Fund)

CLASS L UNITS OF BENEFICIAL INTEREST                    748                   746                1              1
(NATIONAL TAX EXEMPT FUND)

CLASS M UNITS OF beneficial interest                  4,527                 4,000              510             17
(Equity Income Fund)

Class N units of beneficial interest                  6,093                 4,748            1,264             81
(Small Cap Value Fund)

Class O units of beneficial interest                    476                   445               31
(Enhanced Income Fund)

Class P units of beneficial interest                  1,348                 1,235              113
(Total Return Advantage Fund)


                                                   TOTAL
                                              NUMBER OF RECORD
            Title of Class                        HOLDERS              Institutional        Retail         B Shares
-------------------------------------------------------------------------------------------------------------------

CLASS Q UNITS OF BENEFICIAL INTEREST                    817                   665              152
(PennsyLVANIA TAX EXEMPT MONEY MARKET
Fund)

Class R units of beneficial interest                  2,821                 2,785               32              4
(Bond Fund)

Class S units of beneficial interest                  3,146                 2,873              273
(GNMA Fund)

Class T units of beneficial interest                    397                   386               11
(Pennsylvania Municipal Fund)

Class U units of beneficial interest                    698                   511              183              4
(International Equity Fund)

Class V units of beneficial interest                      0                     0                0
(Equity Index Fund)

Class W units of beneficial interest                    104                    69               32              3
(Core Equity Fund)

Class X units of beneficial interest                    663                   505              150              8
(Small Cap Growth  Fund)

Class Y units of beneficial interest                      0                     0                0
(Real Return Advantage Fund)

CLASS Z UNITS OF BENEFICIAL INTEREST                    694                   692                1              1
(TAX MANAGED EQUITY FUND)

CLASS AA UNITS OF BENEFICIAL INTEREST                     0                     0                0
(BALANCED ALLOCATION FUND)

Item 27. Indemnification

         Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Article 6 of the Distribution Agreement, incorporated by reference as Exhibit (6) hereto, and Sections 12 and 6, respectively, of the Custodian Services and Transfer Agency Agreements, incorporated by reference as Exhibits (8)(a) and
(9)(h) hereto. In Article 6 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor.

         In addition, Section 9.3 of Registrant's Declaration of Trust dated January 28, 1986, incorporated by reference as Exhibit (1) hereto, provides as follows:

         9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have provided a secured written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

         The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

         Section 12 of Registrant's Custodian Services Agreement provides as follows:

         12. INDEMNIFICATION. The Trust, on behalf of each of the Funds, agrees to indemnify and hold harmless the Custodian and its nominees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, the CEA, and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from any action which the Custodian takes or does not take (i) at the request or on the direction of or in reliance on the advice of the Fund or (ii) upon Oral or Written Instructions. Neither the Custodian, nor any of its nominees, shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of the Custodian's or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

         In the event of any advance of cash for any purpose made by the Custodian resulting from Oral or Written Instructions of the Trust, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in respect of the Trust or any Fund in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any Property at any time held for the account of the relevant Fund or the Trust shall be security therefor.

         Section 6 of Registrant's Transfer Agency Agreement provides as follows:

         6 INDEMNIFICATION

         6.1 The Bank shall not be responsible for, and the Fund shall on behalf of the applicable Portfolio indemnify and hold the Bank harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

                  (a) All actions of the Bank or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without negligence or willful misconduct.

                  (b) The Fund's lack of good faith, negligence or willful misconduct which arise out of the breach of any representation or warranty of the Fund hereunder.

                  (c) The reliance on or use by the Bank or its agents or subcontractors of information, records, documents or services which (i) are received by the

                           Bank or its agents or subcontractors, and (ii) have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any previous transfer agent or registrar.

                  (d) The reliance on, or the carrying out by the Bank or its agents or subcontractors of any instructions or requests of the Fund on behalf of the applicable Portfolio.

                  (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

                  (f) The negotiations and processing of checks made payable to prospective or existing Shareholders tendered to the Bank for the purchase of Shares, such checks are commonly known as "third party checks."

         6.2 At any time the Bank may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Bank tinder this Agreement, and the Bank and its agents or subcontractors shall not be liable and shall be indemnified by the Fund oil behalf of the applicable Portfolio for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel (provided such counsel is reasonably satisfactory to the Fund). The Bank, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided the Bank or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. The Bank, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar, or of a co-transfer agent or co-registrar.

         6.3 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

         6.4      In order that the indemnification provisions contained in this
                  Section 6 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Bank, the Bank shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Bank in the defense of such claim or to defend against said claim in its own name or in the name of the Bank. The Bank shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Bank except with the Fund's prior written consent.

         Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections
         of Investment Advisers

         (a)      Investment Adviser: National City Bank

         National City Bank performs investment advisory services for Registrant and certain other investment advisory customers. National City Bank has been in the business of managing the investments of fiduciary and other accounts throughout Ohio since October 1919. In addition to its trust business, National City Bank provides commercial banking services.

         To the knowledge of Registrant, none of the directors or officers of National City Bank, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, National City

Corporation, which owns all the outstanding stock of National City
Bank, or other subsidiaries of National City Corporation. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of National City Bank who are engaged in any other business, profession, vocation or employment of a substantial nature.

                               NATIONAL CITY BANK



                                   Position with
                                     National                Other Business                Type of
Name                                City Bank                  Connections                 Business
----                                ---------                  -----------                 --------
George R. Berlin                    Director                President and Chief
                                                            Executive Officer, Berco,
                                                            Inc.

Thomas G. Breitenbach               Director                President and Chief          Health care
                                                            Executive Officer, Premier
                                                            Health Partners

Steve D. Bullock                    Director                Chief Executive Officer      Non-Profit organization
                                                            and Chapter Manager,
                                                            American Red Cross

David A. Daberko                    Director                Chairman and Chief           Bank holding company
                                                            Executive Officer,
                                                            National City Corporation

                                                            Director:  National City     Banks
                                                            Bank of Indiana

                                                            National City Bank of
                                                            Kentucky

                                                            National City Bank of
                                                            Pennsylvania


                                   Position with
                                     National                Other Business                Type of
Name                                City Bank                  Connections                 Business
----                                ---------                  -----------                 --------

                                                            First of America
                                                            Bank N.A.

                                                            Federal Reserve
                                                            Bank of Cleveland

                                                            Trustee:                     Civic organizations

                                                            Cleveland
                                                            Tomorrow

                                                            Greater Cleveland
                                                               Council of the Boy


                                                            Case Western Reserve
                                                            University

                                                            Hawken School Neighborhood
                                                            Progress

                                                            Ohio Foundation of
                                                            Independent Colleges

                                                            University Circle
                                                            Incorporated

                                                            University Hospitals
                                                            Health System

                                                            Board Member, Greater        Civic organization
                                                            Cleveland Growth
                                                            Association


                                   Position with
                                     National                Other Business                Type of
Name                                City Bank                  Connections                 Business
----                                ---------                  -----------                 --------
                                                            Member, The Bankers,
                                                            Roundtable


                                   Position with
                                     National                Other Business                Type of
Name                                City Bank                  Connections                 Business
----                                ---------                  -----------                 --------
Vincent A. DiGirolamo               Director                Vice Chairman, National      Bank holding company
                                                            City Corporation

Daniel W. Duval                     Director                President and Chief
                                                            Executive Officer, Robbins
                                                            & Myers, Inc.

Thomas J. Fitzpatrick               Director                Chairman and Chief
                                                            Executive Officer, Elford,
                                                            Inc.

Gary A. Glaser                      Chairman                Executive Vice President     Bank holding company
                                                            National City Corporation

Gordon D. Harnett                   Director                President, Chairman and      Manufacturer of
                                                            Chief Executive Officer,     engineering material
                                                            Brush Wellman, Inc.

Donald V. Kellermeyer               Director                President, Kellermeyer Co.

William G. Kelley                   Director                Chairman and Chief
                                                            Executive Officer,
                                                            Consolidated Stores
                                                            Corporation

J. Peter Kelly                      Director                President and Chief          Manufacturer of steel
                                                            Operating Officer, LTV
                                                            Corp.

William E. MacDonald III            President, Chief        Executive Vice President,    Bank holding company
                                    Executive Officer and   National City Corporation
                                    Director

William P. Madar                    Director                Chairman, Nordson            Manufacturer of machinery
                                                            Corporation


                                   Position with
                                     National                Other Business                Type of
Name                                City Bank                  Connections                 Business
----                                ---------                  -----------                 --------
Paul A. Ormond                      Director                Chairman, President and
                                                            Chief Executive Officer,
                                                            Health Care & Retirement
                                                            Corp.

William F. Patient                  Director                Chairman, President and      PVC manufacturer
                                                            Chief Executive Officer,
                                                            The Geon Company

Shelley B. Roth                     Director                President, Pierre's French   Ice cream
                                                            Ice Cream Company

Dr. K. Wayne Smith                  Director                President and Chief
                                                            Executive Officer, OCLC
                                                            Online Computer Library,
                                                            Inc.

Thomas C. Sullivan                  Director                Chairman of the Board and    Manufacturer of
                                                            Chief Executive Officer,     protective coatings,
                                                            RPM, Inc.                    roofing material and paint

Dr. Jerry S. Thornton               Director                President, Cuyahoga          Education
                                                            Community College

John R. Werren, Esq.                Director                Partner, Day, Ketterer,      Law firm
                                                            Raley, Wright & Rybollt

W. Douglas Bannerman                Senior Executive Vice   Senior Vice President,       Bank holding company
                                    President, Corporate    National City Corporation
                                    Banking

Jeffrey M. Biggar                   Executive Vice          Senior Vice President,       Bank holding company
                                    President, Private      National City Corporation
                                    Client Group


                                   Position with
                                     National                Other Business                Type of
Name                                City Bank                  Connections                 Business
----                                ---------                  -----------                 --------
Timothy R. Fitzwater                President and Chief          None
                                    Executive Officer,
                                    Northeast Region

Salvatore F. Gianino                President and Chief          None
                                    Executive Officer,
                                    Northwest Region

James H. Gilmore                    Executive Vice               None
                                    President, NCCS Group

Kenneth M. Goetz                    Executive Vice               None
                                    President, Corporate
                                    Banking

Jane Grebenc                        Executive Vice               None
                                    President, Retail
                                    Banking

Robert K. Healey, Jr.               Executive Vice               None
                                    President, Retail
                                    Banking

Katherine B. Hollingsworth          Executive Vice               None
                                    President, Southwest
                                    Region


                                   Position with
                                     National                Other Business                Type of
Name                                City Bank                  Connections                 Business
----                                ---------                  -----------                 --------

Dorothy M. Horvath                  Executive Vice               None
                                    President, Central
                                    Region

James Hughes                        Executive Vice               Senior Vice President,       Bank holding company
                                    President, Northcoast        National City Corporation
                                    Region
Jeffrey D. Kelly                    Executive Vice               Executive Vice President,    Bank holding company
                                    President, Bank              National City Corporation
                                    Investment  Group
Timothy J. Lathe                    Executive Vice               None
                                    President,
                                    Multi-national

Stephen McLane                      Executive Vice               None
                                    President, Central
                                    Region

Bruce T. Muddell                    Executive Vice               None
                                    President, Credit
                                    Administration

Richard A. Ray                      Executive Vice               None
                                    President, Central
                                    Region


                                   Position with
                                     National                Other Business                Type of
Name                                City Bank                  Connections                 Business
----                                ---------                  -----------                 --------

Philip L. Rice                      Executive Vice               None
                                    President,
                                    Northcoast Region

David W. Ridenour                   Executive Vice               None
                                    President,
                                    Northwest Region

Robert A. Robinson                  Executive Vice               None
                                    President,
                                    Northwest Region

Frederick W. Schantz                President and Chief          None
                                    Executive Officer,
                                    Southwest Region

Jeffrey T. Siler                    Executive Vice               None
                                    President,
                                    Southwest Region

William F. Smith                    Executive Vice               None
                                    President, Central
                                    Region

Harold B. Todd, Jr.                 Executive Vice               Executive Vice President,    Bank holding company
                                    President,                   National City Corporation
                                    Institutional Trust
                                    and Asset Management


                                   Position with
                                     National                Other Business                Type of
Name                                City Bank                  Connections                 Business
----                                ---------                  -----------                 --------
Gregory L. Tunis                    Senior Executive Vice        None
                                    President, Retail
                                    Banking

         (c) Sub-Investment Adviser: Wellington Management Corporation, LLP ("Wellington").

         Wellington performs sub-investment advisory services for the Registrant's Small Cap Growth Fund.

         Wellington is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

         The list required by this Item 28 of the partners of Wellington, together with information as to any business profession, vocation or employment of substantial nature engaged in by such partners during the past two years, is incorporated herein by references to Schedule A and D of Form ADV filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).

Item 29. Principal Underwriter

                  (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment advisor.

                  Registrant's distributor, SEI Investments Distribution Co. ("SIDC"), acts as distributor for:

                  SEI Daily Income Trust                                        July 14, 1982
                  SEI Liquid Asset Trust                                        November 29, 1982
                  SEI Tax Exempt Trust                                          December 3, 1982
                  SEI Index Funds                                               July 10, 1985
                  SEI Institutional Managed Trust                               January 22, 1987
                  SEI International Trust                                       August 30, 1988
                  The Pillar Funds                                              February 28, 1992
                  CUFUND                                                        May 1, 1992
                  STI Classic Funds                                             May 29, 1992
                  CoreFunds, Inc.                                               October 30, 1992
                  First American Funds, Inc.                                    November 1, 1992
                  First American Investment Funds, Inc.                         November 1, 1992
                  The Arbor Fund                                                January 28, 1993
                  Boston 1784 Funds(R)                                          June 1, 1993
                  The PBHG Funds, Inc.                                          July 16, 1993
                  Marquis Funds(R)                                              August 17, 1993
                  Morgan Grenfell Investment Trust                              January 3, 1994
                  The Achievement Funds Trust                                   December 27, 1994
                  Bishop Street Funds                                           January 27, 1995
                  CrestFunds, Inc.                                              March 1, 1995
                  STI Classic Variable Trust                                    August 18, 1995
                  ARK Funds                                                     November 1, 1995
                  Monitor Funds                                                 January 11, 1996
                  FMB Funds, Inc.                                               March 1, 1996
                  SEI Asset Allocation Trust                                    April 1, 1996
                  TIP Funds                                                     April 30, 1996
                  SEI Institutional Investments Trust                           June 14, 1996
                  First American Strategy Funds, Inc.                           October 1, 1996
                  HighMark Funds                                                February 15, 1997
                  Expedition Funds                                              June 9, 1997

                  SIDC provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

                           (b) Furnish the information required by the following
                  table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the principal business address of each director or officer is Oaks, PA 19456.

                                                                                 Positions and Offices with
Name                            Position and Office with Underwriter                      Registrant
----                           -------------------------------------             --------------------------
Alfred P. West, Jr.             Director, Chairman & Chief Executive                          --
                                Officer
Henry H. Greer                  Director, President & Chief Operating                         --
                                Officer
Carmen V. Romeo                 Director, Executive Vice President,                           --
                                President-Investment Advisory Group
Gilbert L. Beebower             Executive Vice President                                      --
Richard B. Lieb                 Executive Vice President,                                     --
                                President-Investment Services Division
Dennis J. McGonigle             Executive  Vice President                                     --
Leo J. Dolan, Jr.               Senior Vice President                                         --
Carl A. Guarino                 Senior Vice President                                         --
Larry Hutchison                 Senior Vice President                                         --
David G. Lee                    Senior Vice President                                         --
Jack May                        Senior Vice President                                         --
A. Keith McDowell               Senior Vice President                                         --
Hartland J. McKeon              Senior Vice President                                         --
Barbara J. Moore                Senior Vice President                                         --
Kevin P. Robins                 Senior Vice President, General Counsel &                      --
                                Secretary
Robert Wagner                   Senior Vice President                                         --
Patrick K. Walsh                Senior Vice President                                         --
Robert Aller                    Vice President                                                --
Marc H. Cahn                    Vice President & Assistant Secretary                          --
Gordon W. Carpenter             Vice President                                                --
Todd Cipperman                  Vice President & Assistant Secretary                          --
Robert Crudup                   Vice President & Managing Director                            --
Barbara Doyne                   Vice President                                                --
Jeff Drennen                    Vice President                                                --
Vic Galef                       Vice President & Managing Director                            --
Kathy Heillig                   Vice President &                                              --
                                Treasurer

Michael Kantor                  Vice President                                                --

                                                                                 Positions and Offices with
Name                            Position and Office with Underwriter                      Registrant
----                            ------------------------------------             --------------------------
Samuel King                     Vice President                                                --
Kim Kirk                        Vice President & Managing Director                            --
John Krzeminski                 Vice President & Managing Director                            --
Carolyn McLaurin                Vice President & Managing Director                            --
W. Kelso Morrill                Vice President                                                --
Barbara A. Nugent               Vice President & Assistant Secretary                          --
Sandra K. Orlow                 Vice President & Assistant Secretary                          --
Cynthia M. Parrish              Vice President & Assistant Secretary
Donald Pepin                    Vice President & Managing Director                            --
Kim Rainey                      Vice President                                                --
Mark Samuels                    Vice President & Managing Director                            --
Steve Smith                     Vice President                                                --
Daniel Spaventa                 Vice President                                                --
Kathryn L. Stanton              Vice President & Assistant Secretary                          --
Wayne M. Withrow                Vice President & Managing Director                            --
James Dougherty                 Director of Brokerage Services                                --


Item 30. Location of Accounts and Records

         1. National City Bank, 1900 East Ninth Street, Cleveland, Ohio, 44114-3484, and National City Bank, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135, (records relating to their functions as investment advisers and custodian); and National Asset Management Corporation, 101 South Fifth Street, Louisville, KY 40202.

         2. SEI Investments Distribution Co., 1 Freedom Valley Road, Oaks, Pennsylvania 19456 (records relating to its function as distributor, accounting agent and administrator).

         3. 440 Financial Distributors, Inc., 290 Donald Lynch Boulevard, Marlboro, Massachusetts 01752 (records relating to its former functions as distributor).

         4. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653 (records relating to its former functions as distributor).

         5. Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Declaration of Trust, Code of Regulations, and Minute Books).

         6. PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 (records relating to its former functions as custodian).

         7. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its FORMER functions as accounting agent and administrator).

         8. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (records relating to its function as transfer agent).

         9. First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 02109 (records relating to its former functions as transfer agent).

         10. First Data Investor Services Group (formerly The Shareholder Services Group, Inc. d/b/a 440 Financial) 4400 Computer Drive, Westboro, Massachusetts 02109 (records relating to its former functions as transfer agent).

         11. Weiss, Peck & Greer, LLC, One New York Plaza, New York, New York 10004 (records relating its former functions as sub-adviser).

         12. Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109 (records relating to its functions as sub-adviser).

Item 31. MANAGEMENT SERVICES

         Inapplicable.

Item 32. UNDERTAKINGS

         Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's most recent annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 42 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 2nd day of July, 1998.

                                               ARMADA FUNDS
                                               Registrant
                                    *Robert D. Neary
                                    -----------------------------------
                                               Trustee and Chairman of the Board
                                     Robert D. Neary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 42 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                   Title                                       Date
---------                                   -----                                       ----

/s/                                         Treasurer                                   June 2, 1998
----------------------
*Leigh Carter                               Trustee                                     July 2, 1998
----------------------
Leigh Carter

*John F. Durkott                            Trustee                                     July 2, 1998
----------------------
 John F. Durkott

*Robert J. Farling                          Trustee                                     July 2, 1998
----------------------
 Robert J. Farling

*Richard W. Furst                           Trustee                                     July 2, 1998
----------------------
 Richard W. Furst

*Gerald Gherlein                            Trustee                                     July 2, 1998
----------------------
Gerald Gherlein

*Herbert Martens                            President and Trustee                       July 2, 1998
----------------------
Herbert Martens

*Robert D. Neary                            Trustee and Chairman                        July 2, 1998
----------------------                      of the Board
 Robert D. Neary

*J. William Pullen                          Trustee                                     July 2, 1998
----------------------
 J. William Pullen

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

                  Know All Men by These Presents, that the undersigned, Robert
D. Neary, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: September 17, 1997
       ------------

/s/ Robert D. Neary
--------------------
     Robert D. Neary

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

                  Know All Men by These Presents, that the undersigned, Leigh Carter, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.


DATED: September 17, 1997
      -------------


/s/ Leigh Carter
------------------
         Leigh Carter

                                  ARMADA FUNDS

                                POWER OF ATTORNEY

                  Know All Men by These Presents, that the undersigned, John F. Durkott, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED: September 17, 1997
       -------------

/s/ John F. Durkott
-------------------
         John F. Durkott

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Richard
W. Furst, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: September 17, 1997
       -------------


/s/Richard W. Furst
--------------------
         Richard W. Furst

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: September 17, 1997
       ------------


/s/ Robert J. Farling
---------------------
         Robert J. Farling

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, J. William Pullen, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: September 17, 1997
       -------------


/s/ J. William Pullen
---------------------
         J. William Pullen

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Herbert
R. Martens, Jr. , hereby constitutes and appoints W. Bruce McConnel, III, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED: September 17, 1997
       ------------


/s/ Herbert R. Martens, Jr.
---------------------------
      Herbert R. Martens, Jr.

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Gerald
L. Gherlein, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: September 17, 1997
       ---------------


/s/ Gerald L. Gherlein
----------------------
     Gerald L. Gherlein

                                  ARMADA FUNDS


                                POWER OF ATTORNEY


                  Know All Men by These Presents, that the undersigned, Robert
J. Farling, hereby constitutes and appoints Herbert R. Martens, Jr. and W. Bruce McConnel, III, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Armada Funds, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED: November 19, 1997


/s/ Robert J. Farling
------------------------
    Robert J. Farling

                                  EXHIBIT INDEX



(1)(1) Form of Certificate of Classification of Shares reflecting the creation of shares in the Ohio municipal Money Market Fund

(5)(n) Form of Advisory Agreement for the International Equity, Small Cap Value, Small Cap Growth, Equity Index, Real Return Advantage, Tax Managed Equity, Balanced Allocation and Ohio Municipal Money Market Funds between the Registrant and National City Bank

(10)(b)         Opinion of Squire, Sanders & Dempsey L.L.P.

(11)(a)         Consent of Drinker Biddle & Reath LLP.

(11)(b)         Consent of Squire, Sanders & Dempsey L.L.P.

(11)(c)         Consent of Ernst & Young L.L.P.

(11)(d)         Consent of Coopers & Lybrand L.L.P.

(13)(u) Form of Purchase Agreement between Registrant and SEI Investments Distribution Co. with respect to the Ohio Municipal money Market Fund